                                                                    Exhibit 10.8



                      HASTINGS BOOKS, MUSIC & VIDEO, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN
                              AND TRUST AGREEMENT

                               TABLE OF CONTENTS

ARTICLE I
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II
DEFINITIONS AND CONSTRUCTION  . . . . . . . . . . . . . . . . . . . . . . .    2

ARTICLE III
ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . .   16

ARTICLE IV
EMPLOYER CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .   18

ARTICLE V
PARTICIPANT CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . .   19

ARTICLE VI
ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE VII
TERMINATION OF SERVICE - PARTICIPANT VESTING  . . . . . . . . . . . . . . .   26

ARTICLE VIII
TIME, FORM AND METHOD OF PAYMENT OF BENEFITS  . . . . . . . . . . . . . . .   32

ARTICLE IX
EXEMPT LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43

ARTICLE X
REDEMPTION, PURCHASE PRIVILEGES AND OBLIGATIONS . . . . . . . . . . . . . .   47

ARTICLE XI
EMPLOYER ADMINISTRATIVE PROVISIONS  . . . . . . . . . . . . . . . . . . . .   50

ARTICLE XII
COMMITTEES - ADMINISTRATION AND INVESTMENT PROVISIONS . . . . . . . . . . .   51

ARTICLE XIII
PARTICIPANT ADMINISTRATIVE PROVISIONS . . . . . . . . . . . . . . . . . . .   55

ARTICLE XIV
FIDUCIARY DUTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59

ARTICLE XV
INSURANCE CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61

ARTICLE XVI
DISCONTINUANCE, AMENDMENT, AND TERMINATION  . . . . . . . . . . . . . . . .   62

ARTICLE XVII
PARTICIPATION BY AFFILIATES OF EMPLOYER . . . . . . . . . . . . . . . . . .   64





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page i

ARTICLE XVIII
TRUSTEE, POWERS AND DUTIES  . . . . . . . . . . . . . . . . . . . . . . . .   65

ARTICLE XIX
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72

ARTICLE XX
TOP HEAVY PLAN PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . .   74

ARTICLE XXI
ELIGIBLE ROLLOVER DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . .   80





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page ii

                                   ARTICLE I

                                  INTRODUCTION


         THIS AGREEMENT, by and between Hastings Books, Music & Video, Inc., a corporation organized and existing under the laws of the State of Texas (herein referred to as the "Plan Sponsor") and Trustees as shall be appointed from time to time by the Plan Sponsor (herein referred to as the "Trustee") for the benefit of all employees of the Plan Sponsor and its affiliated companies who are or may become eligible hereunder and who participate in the Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan hereby established.


                              W I T N E S S E T H:


         The purpose of this Plan is to enable participating Employees (hereinafter defined) to share in the growth and prosperity of the Company through equity ownership therein. The Plan is designed to invest primarily in Qualifying Employer Securities (hereinafter defined). The benefits provided by this Plan will be paid from a Trust Fund (hereinafter defined) established by the Company and will be in addition to the benefits Employees are entitled to receive under any other programs of the Employer (hereinafter defined) and under the Federal Social Security Act.

         This Plan and the separate related Trust (hereinafter defined) forming a part hereof are established and shall be maintained for the exclusive benefit of the eligible Employees of the Employer and their Beneficiaries (hereinafter defined). Except as hereinafter provided, no part of the Trust Fund shall ever revert to the Employer, except as hereinafter provided, or be used for or diverted to purposes other than the exclusive benefit of the Employees of the Employer and their Beneficiaries or the payment of administrative expenses of the Plan and Trust.

The Plan is intended to be a qualified stock bonus plan, within the meaning of
Section 401(a) of the Code and Treasury Regulation Section 1.401-1(b)(1)(iii) and an employee stock ownership plan, within the meaning of Section 4975(e) of the Code and Treasury Regulation Section 54.4975-11(a).





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 1

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

2.1      Definitions.

         (1) Account. The separate account maintained for each Participant to reflect his allocable share of contributions made under this Plan and the income, losses, appreciation and depreciation of the Trust Fund attributable thereto.

         (2) Accrued Benefit. The balance in a Participant's Account as of any date derived from Employer contributions and the cash surrender value, or in the case of a deceased Participant, the face value of any Insurance Contracts on the life of the Participant held by the Trustee for the individual benefit of such Participant.

         (3) Act. Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations or rulings issued thereunder.

         (4) Active Participant. For each Plan Year, any Employee who satisfies the eligibility requirement of Article III and who completes at least one thousand (1,000) Hours of Service during such Plan Year.

         (5) Administration Committee. The person(s) appointed by the Plan Administrator to assist in the administration of the Plan.
                 The Committee shall serve at the pleasure of the Plan Administrator.

         (6) Alternate Payee. The spouse, former spouse, child, or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

         (7) Annual Addition. The sum of the following additions to a Participant's Account for the Limitation Year:

                 (i)      Employer contributions;

                 (ii)     Forfeitures;

                 (iii) Employee contributions, excluding any rollover contributions (as defined in Sections 402(c), 403(a)(4), 403(b)(8) and 408(d)(3) of the Code)
                          without regard to Participant contributions to a simplified employee pension which are excludable from gross income under Section 408(k)(6) of the Code; and





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 2

                 (iv) contributions made during the Limitation Year allocated to any individual medical benefit account (within the meaning of Section 415(l) of the Code) that is established for the Participant and that is part of a defined benefit plan (within the meaning of Section 414(j) of the Code).

         (8) Beneficiary. A person or persons designated by a Participant to receive any death benefit which shall be payable under this Plan. Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his Beneficiary or Beneficiaries to whom his Plan benefits are paid if he dies before receipt of all such benefits. Each Beneficiary designation shall be in a form prescribed by the Plan Administrator and will be effective only when filed with the Plan Administrator during the Participant's lifetime. Each Beneficiary designation filed with the Plan Administrator will cancel all Beneficiary designations previously filed with the Plan Administrator. In the event a married Participant designates a Beneficiary other than his Spouse, his Spouse must consent to such designation in writing, witnessed by a notary public or the Plan Administrator. This consent must be on file with the Plan Administrator before the Beneficiary designation can be honored. Such spousal consent shall not be required if it is established to the satisfaction of the Administration Committee that such consent cannot be obtained because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. A spousal consent filed with the Plan Administrator shall be applicable only with respect to the Spouse who has signed such form.

         (9) Board of Directors. The Board of Directors of the Company, unless otherwise indicated or the context otherwise requires.

         (10) Break in Service. Any Plan Year during which an Employee or Participant does not complete more than five hundred (500) Hours of Service, determined as of the end of the Plan Year.

         (11) Collateral Suspense Account. An account established by or at the direction of the Administration Committee pursuant to
                 Section 6.3 in which any Qualifying Employer Securities acquired with the proceeds of an Exempt Loan are accounted for until released from such Account and allocated among the Accounts of Participants.

         (12) Code. The Internal Revenue Code of 1986, as amended, and any regulations and rulings issued thereunder.

         (13) Committees. Collectively, the Administration Committee and the Investment Committee as from time to time constituted.

         (14) Company. Hastings Books, Music & Video, Inc. or any successor thereto which shall adopt this Plan.





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 3

         (15) Compensation. Includes amounts accrued to a Participant as wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer as an Employee to the extent that such amounts are includible in gross income (including but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, concussions on insurance premiums, tips, bonuses, fringe benefits, reimbursement or other expenses under a nonaccountable plan (as described in Section 1.62-2(c) of the Income Tax Regulations)). The term "Compensation" shall also include, in the case of a Participant who is an employee within the meaning of Section 401(c) of the Code, the Participant's earned income (as described in Section 401(c)(2) of the Code) (determined without regard to any exclusions from gross income similar to those in Sections 931 and 933 of the
                 Code) any foreign earned income as defined under Section 911(b) of the Code, regardless of whether such income is excludable from the gross income of the Employee under Section 911 of the Code; amounts described in Code Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includible in the gross income of the Participant; amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that these amounts are not deductible by the Participant under Code
                 Section 217; the value of a nonqualified stock option granted to the Participant by the Employer, but only to the extent that the value of the option is includible in the gross income of the Participant for the taxable year when granted; and the amount includible in the gross income of the Participant upon making an election described in Section 83(b) of the Code.
                 The term "compensation" shall exclude the following:

                 (i) other contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to that plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed;

                 (ii) Employer contributions made on behalf of a participant to a simplified employee pension plan described in Code Section 408(k) are not considered as Compensation for the taxable year in which contributed to the extent such contributions are excludable by the Participant from gross income under Code Section 408(k)(6);

                 (iii) Any distributions from a plan of deferred compensation are not considered as Compensation, regardless of whether such amounts are includible in the gross income of the Participant when distributed. However, any amounts received by a Participant pursuant to an unfunded nonqualified plan shall be considered as Compensation in the year such amounts are includible in the gross income of the Participant;

                 (iv) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an employee either becomes





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 4
                          freely transferable or is no longer subject to a substantial risk of forfeiture (pursuant to Code
                          Section 83 and regulations thereunder);

                 (v) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                 (vi) Other amounts that receive special tax benefits such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of a 403(b) annuity contract (whether or not the contributions are excludable from the gross income of the Participant).

                          Compensation for any Limitation Year is the compensation actually paid or includible in gross income during such year. For the purposes of a contribution or an allocation under the Plan based on Compensation, Compensation shall only include amounts actually paid an Employee during the period he is a Participant for services performed as a Covered Employee. Compensation, for purposes of a contribution or allocation under the Plan, shall not include wages required to be recognized by the federal government for the personal use of a Company automobile or wages paid as an automobile allowance.

                          Notwithstanding the above, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code. However, for purposes of Section 6.14, in the determination of Compensation in connection with the Limitation on Annual Additions under Code Section 415, this paragraph should be disregarded.

                          Notwithstanding the foregoing, the annual
                          Compensation of a Participant in excess of $200,000 shall be disregarded under the Plan. This dollar limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as provided under Section 415(d) of the Code.

                          In applying the dollar limitation provided herein, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Section 414(q)(6) of the Code because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 5
                          the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

         (16) Covered Employee. Each Employee except Employees who are (1) leased employees within the meaning of Section 414(n) or
                 Section 414(o) of the Code, (ii) nonresident aliens and who receive no earned income (within the meaning of Section 911(b) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code), or (iii) included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer; provided, however, that "Covered Employee" shall include any Employee who would otherwise be excluded under this Section 2.1(16)(iii) whose employee representatives have, through collective bargaining, negotiated participation in this Plan with the Employer or its representatives.

         (17) Diversification Election Period. The six-Plan Year period beginning with the later of:

                 (i) The first Plan Year in which the Participant first became a Qualified Participant, or

                 (ii)     The first Plan Year beginning after December 31,
                          1986.

                 For purposes of the preceding sentence, a Participant who first became a Qualified Participant in the Plan Year beginning in 1987 shall be treated as having become a Qualified Participant in the Plan Year beginning in 1988.

         (18) Domestic Relations Order. Any judgment, decree, or order (including one that approves a property settlement agreement) that related to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and is rendered under a state (within the meaning of Section 7701(a)(10) of the Code) domestic relations law (including a community property law).

         (19) Early Retirement Age. The first day of any Plan Year subsequent to the Participant's attaining age fifty-five (55) and completing ten (10) Years of Service, within the meaning of Section 7.6.

         (20)    Effective Date.  June 1, 1993.

         (21) Employee. Employee shall mean any person on the payroll of the Employer whose wages from the Employer are subject to withholding for purposes of





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 6

                 Federal income taxes and for purposes of the Federal Insurance Contributions Act.

                 The term Employee shall also include any leased employee deemed to be an employee of any employer described in the previous paragraph as provided in Sections 414(n) or (o) of the Code. Notwithstanding the previous sentence, if such leased Employees constitute not more than 20 percent of the Employer's nonhighly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those leased Employees covered by the plan described in Section 414(n)(5) of the Code.

         (22) Employer. The Company and any corporation or other entity that is a member of an affiliated group (as defined in Sections 414(b), (c) or (m) of the Code or any successor provision) including an entity which duly adopts the Plan with the approval of the Company as provided for in Article XVIII hereof.

         (23) Employer Security. Shares of stock and bonds or debentures (issued with interest coupons or in registered form) issued by the Company, any corporation in an unbroken chain of corporations in which the Company either directly or indirectly through subsidiary corporations owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation, and any corporation in an unbroken chain of corporations ending with the Company that owns, directly or indirectly through subsidiary corporations, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in such corporation.

         (24) Employment Commencement Date. The date on which an Employee first performs an Hour of Service for the Employer.

         (25) Exempt Loan. Any direct or indirect loan made to the Trust by a "Disqualified Person" (as defined in Section 4975(e)(2) of the Code) or a "Party in Interest" (as defined in Section 3(14) of the Act), or any loan to the Trust the repayment of which is guaranteed by a Disqualified Person or Party in Interest. The term "Exempt Loan" includes, but is not limited to, a direct lending of cash, a purchase-money transaction, and an assumption of Trust obligation.

         (26) Fiscal Year. The Employer's taxable year for Federal income tax purposes.

         (27) Forfeiture. The portion of a Participant's Account that is not part of the Participant's Vested Accrued Benefit and that the Participant permanently ceases to be entitled to when the Participant either (i) incurs five (5) consecutive Breaks in Service as the result of his termination of Service or (10 receives a distribution of his entire Vested Accrued Benefit (or, in the case of a Participant with no Vested Accrued Benefit, a deemed distribution of $0), as provided in Section
                 7.10. A Forfeiture shall be deemed to occur as of the last day of the Plan Year in which event or state of affairs giving rise to the Forfeiture occurs or arises.





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 7

         (28) Forfeiture Suspense Account. An account established pursuant to Section 6.8.

         (29) Former Participant. Any individual, other that a Re-Employed Employee, who has been a Participant hereunder, but who has incurred a Break in Service, and who has not yet received the entire benefit to which he is entitled under the Plan.

         (30)    Hour of Service.

                 (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period or periods in which duties are performed; and

                 (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, Military duty or Leave of Absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

                 (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph
                          (b), as the case may be, and under this paragraph
                          (c). These hours shall be credited to the Employee for the computation period in which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                 (d) Hours of Service shall be determined on the basis of actual hours for which an Employee is paid or entitled to payment.

                 (e) An Hour of Service respecting any member of an affiliated service group (as defined in Section 414(m) of the Code) of which the Employer is a member, or respecting any incorporated or unincorporated trade or business which is under common control with the Employer (as defined in Section 414(c) of the Code) shall be credited as an Hour of Service with the Employer.

                 (f) Hours of Service also will be credited for any individual considered an Employee for purposes of this Plan under Section 414(n) of the Code.





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 8

                 Solely for purposes of determining whether an Employee or Participant has incurred a Break in Service under Section 7.6, an Employee or Participant shall be credited with eight (8) hours for each day (to a maximum of forty (40) hours per week) that the Employee or Participant is on any unpaid Leave of Absence. In no event shall hours credited under the preceding sentence be counted as Hours of Service for purposes of computing a Participant's Vested Accrued Benefit derived from Employer contributions or for purposes of determining whether a Participant is eligible to share in the allocation of Employer contributions and Forfeitures under Article VI. In addition, an Employee or Participant who incurs a Parental Absence shall be treated as an Employee or Participant on an unpaid Leave of Absence for purposes of the first sentence of this paragraph; provided, however, that Hours of Service credited to an Employee or Participant as a result of a Parental Absence shall be credited only in the year in which such Parental Absence commences unless such Employee or Participant would not have incurred a Break in Service during such year without being credited with Hours of Service for such Parental Absence, in which case such Hours of Service shall be credited for the year immediately following the year in which the Parental Absence commences. For purposes of the immediately preceding sentence, the term "year" shall mean the periods of computation used hereunder to determine an Employee's or Participant's Years of Service for purposes of eligibility and vesting. The Hours of Service to be credited in connection with such Parental Absence shall be the Hours of Service that otherwise would normally have been credited to an Employee or Participant but for such absence or, in any case in which the Administration Committee is unable to determine the number of Hours of Service that would otherwise normally have been credited to such Employee or Participant, eight (8) Hours of Service per day of absence, provided that the total number of hours so treated as Hours of Service for any period of Parental Absence shall not be exceed five hundred and one
                 (501) Hours of Service.

                 The Administration Committee shall resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

         (31) Insurance Contract. Any ordinary or term life insurance or annuity contract which may be issued hereunder by an insurance company.

         (32) Investment Committee. The Plan Investment Committee appointed to direct Plan investments pursuant to Section 12.1.

         (33) Leave of Absence. Any period of absence from the active employment of the Employer granted to the Employee in writing in accordance with a uniform policy, consistently applied, or compulsory military service, subject to the following conditions:

                 (a) Absence from the active service of the Employer by reason of Leave of Absence granted by the Employer because of accident, illness, or for any other reason granted by the Employer on the basis of a uniform policy





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan       Page 9
                          applied without discrimination will not terminate an Employee's Service provided he returns to the active employment of the Employer at or prior to the expiration of his leave, or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

                 (b) Absence from the active service of the Employer because of engagement in military service will be considered a Leave of Absence granted by the Employer and will not terminate the Service of an Employee if he returns to the active employment of the Employer within 90 days from and after discharge or separation from such engagement or, if later, within the period of time during which he has re-employment rights under any applicable Federal law.

                 (c) The Employer shall not be required to re-employ any Employee whose active service with the Employer was terminated by reason of military service unless such Employee has reemployment rights under any applicable Federal law.

                 (d) If any such Employee who is Leave of Absence pursuant to paragraph (a) or (b) above does not return to the active employment of the Employer at or prior to the expiration of his Leave of Absence, his Service will be considered terminated as of the date on which his Leave of Absence began; provided, however, that, if such Employee is prevented from his timely return to the active employment of the Employer because of his permanent disability or his death, he shall be treated under the Plan as though he returned to active employment immediately preceding the date of his permanent disability or his death.

         (34) Limitation Year. A calendar year or any other twelve (12) consecutive month period adopted pursuant to a written resolution adopted by the Board of Directors for purposes of complying with Section 415 of the Code.

         (35)    Normal Retirement Age.  The date the Participant attains age
                 65.

         (36) Parental Absence. Any period of absence from the active Service of the Employer:

                 (a)      By reason of pregnancy of the Employee;

                 (b)      By reason of the birth of a child of the Employee;

                 (c) By reason of placement of a child with the Employee in connection with the adoption of such child by the Employee; or





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
                 (d) For purposes of caring for such child for a period beginning immediately following such birth or placement.

         (37) Participant. An Employee or former Employee, other than a Former Participant, who has satisfied the requirements of
                 Section 3.1 and who has not incurred a Break in Service following his termination of Service with the Employer.

         (38) Plan. The Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan as embodied herein and as amended from time to time.

         (39) Plan Year. The Fiscal Year of the Plan, ending on the 31st day of May.

         (40) Publicly Traded. With respect to a Qualifying Employer Security, such a security that is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (the "Securities Exchange Act") or that is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act.

         (41) Qualified Contributions. Contributions of Employer Securities to a Participant's Employer Contribution Account under the Plan after December 31, 1986, and any dividends in the form of Employer Securities or in cash or other property that is used to acquire Employer Securities after such date that have been transferred to the Participant's Account. Unless the Employer separately accounted for each Participant's Qualified Contributions under the Plan, Qualified Contributions shall be traced to each Participant's Account by treating allocations made under the Plan after December 31, 1986, as consisting first of Qualified Contributions and, secondly, of contributions that are not Qualified Contributions.

         (42)    Qualified Domestic Relations Order.  A Domestic Relations
                 Order that:

                 (a) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to a Participant under the Plan;

                 (b) Does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan;

                 (c) Does not require the Plan to provide increased benefits (determined on the basis of actuarial value);

                 (d) Does not require the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order; and

                 (e)      Clearly specifies:





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 11

                          (i) The name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

                          (ii) The amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

                          (iii) The number of payments or payment period to which such order applies; and

                          (iv) Specifically specifies that it is applicable with respect to this Plan.

                 In the case of any payment before a Participant has separated from Service, a Domestic Relations Order will not be treated as failing to be a Qualified Domestic Relations Order solely because such order requires the payment of benefits be made to an Alternate Payee:

                 (f) On or after the date on which the Participant attains age fifty-five (55);

                 (g) As if the Participant had retired on the date on which payment is to commence under such order (taking into account only the present value of benefits actually accrued as of such date); and

                 (h) In any form in which such benefits may be paid under the Plan to the Participant.

         (43) Qualified Participant. A Participant who has completed at least ten (10) years of participation in the Plan and has attained fifty-five (55) years of age. In addition, such Participant's Account which is derived from Qualified Contributions must have a fair market value (as determined by the provisions of the Plan) in excess of five hundred dollars ($500).

                 For purposes of determining whether the Participant's Account which is derived from Qualified Contributions exceeds five hundred dollars ($500), all contributions shall be counted that meet the requirements of a Qualified Contribution that are made on behalf of the Qualified Participant to any other plan maintained by an employer that is within the same controlled group of corporations (within the meaning of Code
                 Section 414(b), (c), (in) or (o)) as the Company.

         (44) Qualifying Employer Security. Except as provided in Section 9.7, an Employer Security which is (1) stock or otherwise an equity security, or (ii) a bond, debenture, note or certificate or other evidence of indebtedness described in paragraphs (1), (2), and (3) of Section 503(e) of the Code.





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
         (45) Re-Employed Employee. For purposes of determining a Participant's Vested Accrued Benefit under Article VII, an Employee who has previously separated from Service or service with a Related Employer:

                 (a) With any nonforfeitable interest in Employer contributions or employer contributions under a Related Plan; or

                 (b) Without a nonforfeitable interest in Employer contributions or employer contributions under a Related Plan, but whose number of consecutive Breaks in Service does not equal or exceed his number of Years of Service (as defined in Section 7.6), and who resumes Service before his number of consecutive Breaks in Service equals or exceeds the greater of five (5) or his number of Years of Service as defined in Section 7.6.

         (46)    Related Employer.  Any business entity that is:

                 (a) A member of a controlled group of corporations (as defined by Section 414(b) of the Code, with such Section being modified, for purposes of Section 6.14, in accordance with Section 415 (h) of the Code) which includes the Company;

                 (b) A member of a group of trades or businesses (whether or not incorporated) that are under common control (as defined in Section 414(c) of the Code, with such Section being modified, for purposes of Section 6.14, in accordance with Section 415(h) of the Code) with the Company;

                 (c) A member of an affiliated service group (as defined by Section 414(m) of the Code) which includes the Company; or

                 (d) An entity required to be aggregated with the Company pursuant to Section 414(o) of the Code.

         (47) Related Plan. Any other defined contribution plan (as defined in Section 414(i) of the Code) maintained by the Company or any Related Employer.

         (48) Required Commencement Date. The April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

         (49) Service. Any period of time the Employee is in the employ of the Employer, including any period the Employee is on Leave of Absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees.

         (50) Stock. Shares of any class of capital common stock, which are Qualifying Employer Securities issued by Hastings Books, Music & Video, Inc., a Texas corporation.





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
         (51) Trust. The trust established to hold, administer, and invest the contributions made under the Plan.

         (52) Trust Agreement. The agreement between the Employer and the Trustee or any successor Trustee establishing the Trust and specifying the duties of the Trustee.

         (53) Trustee. The persons or entities from time to time appointed as Trustee under the Trust Agreement.

         (54) Trust Fund. All property of every kind held or acquired by the Trustee under the Trust Agreement.

         (55)    Valuation Date. May 31 of each year.

         (56) Vested Accrued Benefit. The percentage of a Participant's Accrued Benefit to which he becomes entitled upon termination of his participation in the Plan.

         (57) Year of Service. The initial Year of Service is defined as a twelve (12) consecutive month period, measured from the Employee's Employment Commencement Date, during which the Employee completes at least 1,000 Hours of Service.
                 Subsequent Years of Service will be measured by Plan Years beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date. For purposes of eligibility, if the Employee does not complete 1,000 Hours of Service in the twelve consecutive month period following the Employment Commencement Date, subsequent periods shall be measured on a Plan Year basis beginning with the Plan Year following the Employment Commencement Date. For purposes of vesting, each Plan Year, including the initial Plan Year of employment, during which the Employee completes 1,000 Hours of Service shall count as a Year of Service. Years of Service with any participating or nonparticipating Related Employer shall be treated as Years of Service with the Employer. An Employee who transfers from a participating Employer to another participating Related Employer shall continue to be covered by this Plan without interruption and shall not be to have incurred a termination of service. The Employer shall have the right to credit prior service with other organizations that are not Related Employers as Years of Service under this Plan and such prior service credit shall be given in a nondiscriminatory manner.

                 All of an Employee's Years of Service with the Employer are counted to determine the nonforfeitable percentage in the Employee's Account derived from Employer contributions except Years of Service before age 18.

2.2 Prior Service. For purposes of Section 7.6, service by an Employee with any corporation that is acquired by the Employer or that was acquired by a predecessor of the Employer shall be deemed Service with the Employer, provided that the Employee becomes an employee of the Employer concurrently with such acquisition or that the





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
         Employee became an employee of a predecessor of the Employer concurrently with such acquisition.

2.3 Word Usage. Words used in the masculine gender shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural. Whenever the words "Article" or "Section" are used in this Plan or a cross reference is made to an "Article" or "Section," the words "Article" or "Section" shall refer to an Article or Section of this Plan unless the context specifies otherwise. Compounds of the word "here," such as "herein" and "hereof" shall mean of this Plan, unless otherwise specified or required by the context.

2.4 Construction. It is the intention of the Employer that the Plan be qualified under the provisions of the Code and the Act and all its provisions shall be construed to that result.





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
                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

         3.1     Eligibility.     A Covered Employee shall become a Participant
                 in the Plan on the earlier of (a) the first day of the Plan Year coincident with or next following the date the Employee completes one Year of Service and attains age twenty-one (21) or (b) the first December 1 following the date the Employee completes one Year of Service and attains age twenty-one (21).

         3.2 Break in Service - Participation. For purposes of participation in the Plan, the Plan shall not apply any Break in Service rule.

         3.3 Participation Upon Re-Employment. A Participant whose employment terminates and who is subsequently re-employed as a Covered Employee before incurring five consecutive Breaks in Service shall re-enter the Plan as a Participant on the date of his re-employment. A Participant whose employment terminates and who is subsequently re-employed, but not as a Covered Employee, shall, if he subsequently becomes a Covered Employee before incurring five consecutive Breaks in Service, re-enter the Plan as a Participant on the date he first performs an Hour of Service as a Covered Employee subsequent to his re-employment. All other Covered Employees who are re-employed must meet the requirements of Section 3.1.





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
                                   ARTICLE IV

                             EMPLOYER CONTRIBUTIONS


4.1 Employer Contributions. For each Plan Year that ends with or within the Employees taxable year, the Employer may contribute to the Trust a contribution of from zero percent (0%) to fifteen percent (15%) of the Compensation for the Plan Year of all Participants who are entitled to share in the allocation of contributions under Section 6.10, in cash or stock of the Employer, as its Board of Directors shall determine and authorize.

         The amount of the total Employer contribution for any Plan Year shall not exceed:

         (a) The aggregate limitation prescribed by Section 6.14 for all Participants entitled to share in the allocation of Employer contributions under Section 6.10, reduced by Forfeitures arising tinder Section 7.10, and

         (b) The sum of any amounts that have been erroneously forfeited or erroneously allocated with respect to Employees who were or would have been entitled to share in the allocation of Employer contributions, but for the failure to credit such Participants with Hours of Service which were, determined during the Plan Year to be creditable pursuant to Section 2.1(30), reduced by Forfeitures arising under Section 7.10 to the extent the contribution was not made in a preceding Plan Year.

4.2 Determination of Contribution. The Employer, from its records, shall determine the amount of any contributions to be made by it to the Trust under the terms of the Plan.

4.3 Time and Method Payment of Contribution. The Employer may pay its contribution for each Plan Year in one (1) or more installments. The Employer's contribution for any Plan Year shall be, due on the last day of its taxable year with or within which such Plan Year ends, and, unless paid before, shall be payable then or as soon thereafter as practicable, but not later than the time prescribed by law for filing the Employer's Federal income tax return (including extensions thereof) for such taxable year, without interest. If the contribution is on account of the Employer's preceding taxable year, the contribution shall be accompanied by the Employer's signed statement to the Trustee that payment is on account of such taxable year. Contributions my be paid in cash, Qualifying Employer Securities, or other property, as the Employer may determine. Qualifying Employer Securities and property shall be valued at their fair market value at the time of contribution. All contributions for each Plan Year shall be deemed to be paid as of the last day of such Plan Year.

4.4 Return of Employer Contributions. Notwithstanding any, provision herein to the contrary, upon the Employer's request, a contribution which was made upon a mistake of fact or conditioned upon deductibility of the contribution under Section 404 of the Code shall be returned to the Employer within one (1) year after payment of the contribution or disallowance of the deduction (to the extent disallowed), as the case may be.



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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 17

                                   ARTICLE V

                           PARTICIPANT CONTRIBUTIONS

5.1 Participant Contributions. A Participant may not make any contribution to the Trust established under this Plan.






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
                                   ARTICLE VI

                                  ALLOCATIONS

6.1 Participant's Accounts. The Administration Committee shall establish an Account which will reflect the Participant's share of contributions under the Plan and the income, losses, appreciation and depreciation of the Trust Fund attributable thereto.

6.2      Separate Accounts - Break in Service.  If a Participant incurs five
         (5) consecutive Breaks in Service and subsequently re-enters the Plan as a Re-Employed Employee prior to the time that he has received a distribution hereunder equal to one hundred percent (100%) of his Vested Accrued Benefit, determined as of the last day of the Plan Year in which he incurred the last of such five (5) consecutive Breaks in Service, the Administration Committee shall maintain, or cause to be maintained, a separate Account for the Participant's pre-Breaks in Service Accrued Benefit derived from contributions and Forfeitures, and a separate Account for his post-Breaks in Service Accrued Benefit derived from contributions and forfeitures, unless the Participant's entire Accrued Benefit under the Plan is one hundred percent (100%) nonforfeitable at the time his income the last of such five, (5) consecutive Breaks in Service.

6.3 Collateral Suspense Accounts. The Administration Committee shall establish a Collateral Suspense Account for each Exempt Loan made pursuant to Article IX and shall allocate thereto any Qualifying Employer Securities acquired with the proceeds of such Exempt Loan; provided, however, that the Administration Committee need not establish a separate Collateral Suspense Account for an Exempt Loan that is made for purposes of repaying a prior Exempt Loan. Any Qualifying Employer Securities allocated to a Collateral Suspense Account shall be treated as if they were given as collateral for the Exempt Loan as provided in Section 9.3 without regard to whether they are actually given as collateral for such loan, and shall be released from the Collateral Suspense Account in accordance with the provisions of Section 9.6 for allocation to the Accounts of Participants and Beneficiaries in accordance with Section 6.8.

6.4 Valuation of Accounts. As of each Valuation Date, prior to allocating contributions, if any, for the Plan Year, the Administration Committee shall:

         (a) First. charge to the proper Participants' Accounts all payments or distributions made from Participants' Accounts since the last preceding Valuation Date that have not been charged previously, as provided in Section 6.5;

         (b) Next. adjust the net credit balance in Participants' Accounts upward or downward, pro rata, according to the then net credit balances of any single Participant to those of all Participants, so that the totals of the net credit balances will equal the then net worth of the Trust Fund less an amount equal to the sum of (1) the Collateral Suspense Account, (2) the Forfeiture Suspense Account, and (3) contributions, if




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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 19
                 any, paid to the Trustee for the period elapsed since the last preceding Valuation Date.

                 The Collateral Suspense Accounts, if any, shall not be adjusted to reflect any Trust earnings or losses. The Forfeiture Suspense Account, however, shall be adjusted to reflect Trust earnings or losses.

                 For purposes of Valuation of Accounts under this Section 6.4, all Insurance Contracts held by the Trustee for the benefit of an individual Participant shall be treated as having no value.

6.5 Charging of Payments and Distributions. As of each Valuation Date, all payments and distributions made under the Plan, since the last preceding Valuation Date to or for the benefit of a Participant or his Beneficiary will be charged to the proper account of such Participant.

6.6 Allocation of Contributions and Qualifying Employer Securities Released From Collateral Suspense Accounts - General. As of each Valuation Date, for the Plan Year ending of such Valuation Date, the Administration Committee shall.

         (a)     First, determine the aggregate limitation prescribed by
                 Section 6.14 for all Participants described in Section 6.10. To the aggregate limitation add any amounts described in
                 Section 4.1(b).

         (b) Next, allocate (i) contributions, if any, not used to repay Exempt Loans, and (ii) any Qualifying Employer Securities released from Collateral Suspense Accounts that are not given as collateral for a new Exempt Loan (the proceeds of which are used to repay a prior Exempt Loan to the Accounts of all Employees entitled to share in the amount described in Section 4.1(b) in the proportion that the amount required for all entitled Employees until the amount described in Section 4.1(b) is fully allocated. Former Employees and Beneficiaries shall be treated as Employees for purposes of this paragraph.

         (c) Finally, allocate (i) any Qualifying Employer Securities released from Collateral Suspense Accounts that are not given as collateral for a new Exempt Loan, the proceeds of which are used to repay a prior Exempt Loan, and (ii) contributions, if any, not used to repay Exempt Loans, in accordance with
                 Section 6.7 to the Accounts of each Participant entitled to an allocation under Section 6.10. The allocation of contributions for any such Participant shall not exceed the amount determined pursuant to Section 6.14. If, after the first such allocation, any Employer contributions remain, the remainder shall be allocated and re-allocated in the same manner prescribed in this paragraph until exhausted.

6.7 Method of Allocating and Crediting Contributions and Qualifying Employer Securities Released From Collateral Suspense Accounts. Subject to the conditions and limitations of Section 6.14, as of each Valuation Date the Employer's contributions, if any, for the




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
         Plan Year ending on that date that are not used to repay Exempt Loans, if any, which arose under the Plan that year, and Qualifying Employer Securities, if any, released from Collateral Suspense Accounts for that year that are not given as collateral for an Exempt Loan, the proceeds of which are used to repay a prior Exempt Loan, shall be allocated among and credited to the Accounts of Participants entitled to share in the Employer's contribution, for that Plan Year (as provided in Section 6.10) in the proportion that each such Participant's Compensation for the Plan Year ending on the Valuation Date bears to the Compensation of all such Participants for such Plan Year.

6.8 Forfeitures. Forfeitures that have arisen under Section 7.10 shall be used first to reduce Employer contributions to this Plan. To the extent possible, Forfeitures shall be used to reduce the Employer contributions for the Plan Year in which such Forfeitures occur. However, if Forfeitures arising during a particular Plan Year exceed the retired Employer contributor for that year, the amount of the Forfeitures in excess of the Employer contributions required for such year shall be credited to and held unallocated in a Suspense Account until the next succeeding Plan Year when such Forfeitures shall be deemed Forfeitures arising under Section 7.10. The Administration Committee shall continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a Forfeiture occurs at the time specified in
         Article VII.

6.9 Employer Contributions Considered Made on Last Day of Plan Year. For purposes of this Article VI, the Employer contributions, if any, under the Plan for any Plan Year will be considered to have been made on the last day of that year, regardless of when paid to the Trustee.

6.10 Participants to Whom Employer Contributions Will Be Allocated. The Employer contributions, if any, for any Plan Year that are not used to repay Exempt Loans and any Qualifying Employer Securities released from Collateral Suspense Accounts for such year that are not given as collateral for an Exempt Loan, the proceeds of which are, used to repay a prior Exempt Loan, will be allocated among and credited to the Accounts of:

         (a) All Active Participants who performed at least one thousand (1,000) Hours of Service during the Plan Year; and

         (b) Participants on Leave of Absence on the Valuation Date who received Compensation from the Employer during the Plan Year, regardless if such Participants performed at least one thousand (1,000) Hours of Service during the Plan Year; and

         (c) Participants who died, retired, or became permanently disabled during the Plan Year who received Compensation from the Employer during that year, regardless if such Participants performed at least one thousand (1,000) Hours of Service during the Plan Year.



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
6.11 Valuation. Within a reasonable time after the close of each Plan Year, the Trustee shall prepare or cause to be prepared a statement of the condition of the Trust Fund, setting forth all investments, receipts, and disbursements, and other transactions effected by it during such Plan Year, and showing all the assets of the Trust Fund and the cost and fair market value thereof. If the Trustee does not constitute an independent appraiser within the meaning of Section 410(a)(28)(C) of the Code, then, to the extent an independent appraiser is required by such Code section, the Trustee shall retain an independent appraiser to make such valuation. This Trustees statement shall be delivered to the Administration Committee. The Administration Committee shall then cause to be prepared, and shall deliver to each Participant or Former Participant an annual report disclosing the status of his Account in the Trust. The Trustee's (or independent appraiser's) determination of the fair market value of the assets of the Trust Fund and the Administration Committee's charges or credits to accounts shall be final and conclusive on all persons ever interested hereunder, subject to Section 13.11 hereof.

6.12 Special Valuation. While it is contemplated that the Trust will be valued by the Trustee and allocations made only on the Valuation Date, should it be necessary to make distributions under the provisions hereof, and the Administration Committee, in good faith determines that, because of (a) an extraordinary change of economic conditions,
         (b) the occurrence of some casualty radically affecting the value of the Trust Fund or a substantial part thereof, or (c) an abnormal fluctuation in the, value of the Trust Fund has occurred since the end of the Preceding Plan Year, the Administration Committee may, in its sole discretion, to prevent the payee from receiving a substantially greater or lesser amount than what he would be entitled to, based on current values, cause a revaluation of the Trust Fund to be made and a reallocation of the interests therein as of the date the payee's right of distribution becomes fixed. The Administration Committee's determination to make such special valuation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder, subject to Section
         13.11 hereof.

6.13 Equitable Allocations. If the Administration Committee in good faith determines that certain expenses of administration paid by the Trustee during the Plan Year under consideration, are not general, ordinary, and usual and should not be equitably be borne by all Participants, but should be borne only by one or more Participants, for whom or because of whom such specific expenses were incurred, the net earnings and adjustments in value of the accounts shall be increased by the amounts of such expenses, and the Administration Committee shall make suitable adjustments by debiting the particular account or accounts of such one or more Participants, Former Participants, or Beneficiaries, provided, however, that any such adjustment must be nondiscriminatory and consistent with the provisions of Section 401(a) of the Code.

6.14     Limitation on Annual Additions.

         (a) General. Notwithstanding any other provision of the Plan, the Annual Addition to a Participant's Account for any Limitation Year may not exceed an amount equal to the lesser of:




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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 22

                 (i) Thirty thousand dollars ($30,000) or, if greater, one-fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, adjusted for the Limitation Year (if and to the extent that such adjustment may be allowed by regulations prescribed by the Secretary of the Treasury) to take into account any cost-of-living increase adjustment provided for that year under Section 415(d) of the Code (the "dollar limitation"); or

                 (ii) Twenty-five percent (25%) of the Compensation of the Participant for the Limitation Year.

         For purposes of the preceding sentence, if the Trustee enters into an Exempt Loan pursuant to Article IX hereof and no more than one third (1/3) of the Employer contributions made to the Plan for the Plan Year are allocated to the Accounts of highly compensated employees (within the meaning of Section 414(q) of the Code), the Employer contributions that are used to pay the interest on the Exempt Loan for the Plan Year, will not be included in determining whether the Plan satisfies the limitations of this Section 6.14.

         (b) Additional Limitation - Related Plan. If a Participant also participates in a Related Plan, the limitation specified in subparagraph (a) of this Section 6.14 shall be reduced by the Annual Addition made under any Related Plan on behalf of the Participant for the Limitation Year.

         (c) Additional Limitation - Defined Benefit Plan. If a Participant also participates in one or more qualified defined benefit plans (as defined in Section 414(j) of the Code) maintained by the Employer or a Related Employer, the maximum amount otherwise allocable to his Accounts under subparagraphs
                 (a) and (b) of this Section 6.14 shall be reduced to the extent necessary to ensure that the sum of the "Defined Benefit Fraction" for the Limitation plus the "Defined Contribution Fraction" for the Limitation Year does not exceed 1.0.

                 The "Defined Benefit Fraction" for a Limitation Year shall be a fraction (i) the numerator of which shall be the projected annual benefit of the Participant under such defined benefit plan or plans (determined as of the close of the year) and
                 (ii) the denominator of which shall be an amount equal to the lesser of (A) the product of 1.25 multiplied by the dollar limitation in effect for such year under Section 415(b)(1)(A) of the Code or (B) the product of 1.4 multiplied by the amount which may be taken into account for such year under Section 415(b)(1)(B) of the Code with respect to such Participant.

                 The "Defined Contribution Fraction" for a Limitation Year shall be a fraction (i) the numerator of which shall be the sum of the annual additions (as defined in Section 415(c)(2) of the Code) to the Participant's accounts under all defined contribution plans maintained by the Employer or Related Employer as of the close of the Limitation Year, and (ii) the denominator of which shall be the sum of the lesser of the following amounts determined for each such plan for the



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
                 Limitation Year and for each prior year of service with the
                 Employer: (A) the product of 1.25 multiplied by the dollar limitation in effect for such year under Section 415(c)(1)(A) of the Code (determined without regard to Section 415(c)(6) of the Code) or (B) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code with respect to such individual under the defined contribution plans for the Limitation Year.

                 Notwithstanding the foregoing, the provisions of this subsection (c) shall only apply if such defined benefit plan or plans do not provide for a reduction of benefits to ensure that the sum of the Defined Benefit Fraction for such Limitation Year and the Defined Contribution Fraction for such Limitation Year does not exceed 1.0.

         (d) Adjusting Annual Additions. In the event it is necessary to limit the Annual Additions to the Accounts of a Participant under this Plan, adjustments shall first be made to the Annual Additions under any other defined contribution plan of the Employer, if permitted by such plan, and if further adjustments are required, the Administration Committee shall allocate Employer contributions in excess of the permitted Annual Addition to a suspense account. Amounts in this suspense account shall be allocated in the succeeding Plan Year as part of the Employer contribution, if any, for such Plan Year. Amounts held in such suspense account shall be allocable before the Employer contribution, if any, for such Plan Year. In the event of termination of the Plan, amounts credited to such suspense account shall, to the extent permitted by this Section, be allocated among the Accounts of Participants in the ratio that each such Participant's Compensation for the Plan Year in which the termination occurs bears to the Compensation of all such Participants for that Plan Year. Further reductions or adjustments to the method described above for adjusting




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
                 the Annual Additions of Participants may be made pursuant to the directions of the Administration Committee and may be made pursuant to priorities established under related defined contribution plans.

6.15 Allocation Does Not Create Rights. No Participant shall acquire any night to or interest in any specific asset of the Trust as a result of the allocations provided for in the Plan.

6.16 Dividend Pass-Through. With respect to any cash dividend paid on Qualifying Employer Securities held by the Trust, whether held in Participant's Accounts or a Collateral Suspense Account, the Company shall have the obligation, to:

         (a) Pay such dividend directly to the Participants or their Beneficiaries;

         (b) Pay such dividend to the Trust and direct the Trustee to distribute the dividend to the Participants or their Beneficiaries within ninety (90) days after the close of the Plan Year in which paid;

         (c) Direct the Trustee to use said dividend to make payments on an Exempt Loan, the proceeds of which were used to acquire the Qualifying Employer Securities; or

         (d) Allocate such dividend to all Participants' Accounts as income from the Trust Fund.

         In the case of a payment of dividends to Participants and Beneficiaries under (a) or (b) above, the payments shall be allocated as follows. With respect to dividends paid on Qualifying Employer Securities held in Participants' or Beneficiaries' Accounts, such dividends shall be allocated in the ratio that the number of shares of Qualifying Employer Securities credited to each Participant's or Beneficiary's Accounts bears to the total number of such shares credited to all such Accounts. With respect to dividends paid on Qualifying Employer Securities held in a Collateral Suspense Account, such dividends shall be allocated in the ratio that each Participant's or Beneficiary's total Account balance bears to the total of all such Account balances. In the case of a payment of dividends under (c) above, Qualifying Employer Securities with a fair market value of not less than the amount of such dividends shall be released from the Collateral Suspense Account and allocated to Participants' Accounts pursuant to Section 6.7 for the Plan Year in which the dividend is paid. The Company shall be allowed a Federal income tax deduction for any dividend paid pursuant to the terms of this Section 6.16.





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
                                  ARTICLE VII

                  TERMINATION OF SERVICE - PARTICIPANT VESTING

7.1 Normal Retirement. A Participant may retire from the Service of the Company on the date he attains Normal Retirement Age. Upon termination of a Participant's employment for any reason after attaining Normal Retirement Age, the Administration Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VIII hereof. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date which is on or, if not on, which immediately precedes the date the Participant's employment terminates, adjusted, if applicable, to reflect any allocations and adjustments to his Accounts to which he is entitled under Article VI hereof made as of the Valuation Date following as termination of Service with the Company. The Participant's Accrued Benefit shall be adjusted annually to reflect any earnings and losses allocated to his Accounts pursuant to Section
         8.9. A Participant who remains in the employ of the Company after attaining Normal Retirement Age shall continue to participate herein until the date of his actual retirement.

7.2 Early Retirement. A Participant may apply for an early retirement benefit in accordance with Section 13.12 hereof, and retire as of the first day of any Plan Year subsequent to the date the Participant attains Early Retirement Age. Upon termination of a Participant's employment under this Section 7.2, the Administration Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VIII hereof. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date coinciding with or immediately preceding the date the Participant's employment terminates under this Section 7.2, adjusted, if applicable, to reflect any allocations and adjustments to his Accounts to which he is entitled under Article VI made on the Valuation Date following his termination of Service with the Company. The Participant's Accrued Benefit shall be adjusted annually to reflect any earnings and losses allocated to such his Account pursuant to Section 8.9.

         Any Participant who terminates employment after having satisfied the Years of Service requirement of this section and who is entitled to receive any Vested Accrued Benefit hereunder may, upon satisfying the minimum age requirement of this section, apply for an early retirement benefit in accordance with Section 13.12 hereof, and shall be entitled to receive an early retirement benefit at the time and in the manner specified in Article VIII.

7.3 Disability. A Participant who becomes permanently disabled shall have the full value of his Accrued Benefit paid to him at such times and in such manner as provided in Article VIII hereof. The value of a disabled Participant's Accrued Benefit shall be determined as of the Valuation Date coinciding with or immediately preceding the date of the Participant's termination of employment due to disability, adjusted, if applicable, to reflect any allocations and adjustments to his Accounts to which he is entitled under





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
         Article VI made on the Valuation Date following his termination of Service with the Company by reason of his permanent disability. The Participant's Accrued Benefit shall be adjusted annually to reflect any earnings and losses allocated to his Account pursuant to Section 8.9.

         A Participant is permanently disabled for purposes of the Plan when the Participant has a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Acts.

7.4 Death. Upon the death of a Participant, his Beneficiary shall be entitled to receive the full value of the deceased Participant's Accrued Benefit determined as of the Valuation Date coinciding with or immediately preceding the date of such Participant's death, adjusted, if applicable, to reflect any allocations or adjustments to his Accounts to which he is entitled under Article VI made on the Valuation Date following the date of the Participant's death. The deceased Participant's Accrued Benefit shall be adjusted annually to reflect any earnings and losses allocated to his Account pursuant to
         Section 8.9. The value of a deceased Participant's Accrued Benefit shall be paid to his Beneficiary at such times and in such manner as provided in Article VIII hereof.

7.5 Termination of Service Prior to Normal Retirement Age. If a Participant's employment terminates prior to Normal Retirement Age for any reason other than early retirement, death, or permanent disability, then for each Year of Service (as determined under Section
         7.6 hereof) he shall receive a percentage of his Accrued Benefit in his Account, (the balance being a Forfeiture pursuant to Section 7.10) equal to the following:

                 Years of Service          Percentage of Accrued
                 With the Company            Benefit Payable
                 ----------------            ---------------
                 Less than 3 years                 None
                 3 years but less than 4            20%
                 4 years but less than 5            40%
                 5 years but less than 6            60%
                 6 years but less than 7            80%
                 7 years or more                   100%

         The value of the Participant's Vested Accrued Benefit in his Account shall be determined as of the Valuation Date coinciding with or next following the date of the Participant's termination of employment.
         The Participant's Vested Accrued Benefit shall be adjusted annually to reflect any earnings and losses allocated to his Account pursuant to
         Section 8.9. Payments shall be made at such times and in such manner as provided in Article VIII hereof. Forfeitures shall be used to reduce Employer contributions in accordance with Section 6.8.

7.6 Years of Service - Vesting. For purposes of vesting under Section 7.5, Years of Service shall mean any Plan Year during which the Participant completes not less than One





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
         Thousand (1,000) Hours of Service with the Employer or a Related Employer. In the case of an Employee who separates from Service and who resumes employment with the Employer, but not as a Re-Employed Employee, Years of Service, as defined in this Section, prior to his resumption of employment shall be disregarded. In addition, if a Participant has incurred five (5) consecutive Breaks in Service, Service after such Breaks in Service shall not increase the Participant's nonforfeitable percentage in his Accrued Benefit in his Account that accrued prior to such five (5) consecutive Breaks in Service.

7.7 Vesting After a Distribution Without a Break in Service. If a distribution is made to a Participant at a time when the Participant has a Vested Accrued Benefit of less than one hundred percent (100%) in his Account, and such Participant incurs no Break in Service prior to the time that the distribution is made, a separate Account shall be established to reflect the Participant's Accrued Benefit in such Account as of the time of the distribution. At any given time, the value of the Participant's Vested Accrued Benefit attributable to such separate Account shall be equal to an amount computed as follows:

         (a) First, add the account balance of such account and the amount of the distribution made at a time when the Participant was less than one hundred percent (100%) vested in his Account;

         (b) Second, multiply the amount obtained in (a) by the Participant's vested percentage in such account, determined in accordance with Section 7.5 hereof, and

         (c) Finally, subtract the amount of the distribution added to the account balance under subsection (a) above from the amount obtained in (b).

7.8 Included Years of Service - Vesting. For purposes of determining "Years of Service" under Section 7.5, the Plan shall take into account all Years of Service an Employee completes with the Employer except:

         (a) In the case of an Employee who separates from Service and who resumes employment, but not as a Re-Employed Employee, Years of Service prior to his resumption of employment: and

         (b)     Any Year of Service after the Participant first incurs five
                 (5) consecutive Breaks in Service as the result of a termination of employment; provided, however, this exclusion shall apply solely in determining a Participant's Vested Accrued Benefit in his Account prior to said five (5) consecutive Breaks in Service.

7.9 Forfeiture - Qualifying Employer Securities. If a portion of a Participant's Account is forfeited, Qualifying Employer Securities allocated to such account after being released from a Collateral Suspense Account in accordance with the provisions of Section 6.6 shall be forfeited only after all other assets allocated to such account are forfeited. If more than one class of such Qualifying Employer Securities have been allocated to the Participant's Account and such securities are forfeited, the Participant shall forfeit the same proportion of each such class.





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
7.10     Forfeiture Occurs and Restoration of Non-Vested Accrued Benefit.

         (a) Forfeiture Occurs. Except as provided in Section 7.11, a Participant shall permanently cease to be entitled to that part of his Account that is not part of his Vested Accrued Benefit when the Participant either:

                 (i) Incurs five (5) consecutive Breaks in Service as the result of the termination of his Service; or

                 (ii) Receives a distribution of his entire Vested Accrued Benefit in such Account, including the portion thereof derived from Employer contributions as the result of his termination of Service (provided such distribution, if any, is made not later than the close of the second Plan Year following the Participant's termination of Service).

                 A Participant who has an Accrued Benefit but does not have a Vested Accrued Benefit shall be deemed to be a Participant who has received a distribution of his entire Vested Accrued Benefit on the last day of the Plan Year in which he terminates Service. A Participant's Forfeiture shall be deemed to occur on the last day of the Plan Year in which the event or state of affairs giving rise to the Forfeiture occurs or arises. The Administration Committee shall determine a Participant's Accrued Benefit Forfeiture, if any, solely by reference to the vesting schedule of Section 7.5.

         (b) Restoration of Non-Vested Accrued Benefit. If an individual who was formerly a Participant has incurred a Forfeiture of his non-Vested Accrued Benefit in accordance with the provisions of Section 7.10(a) by reason of a distribution described in clause (6) of the first sentence of such Section and returns to the Service of the Employer prior to incurring five (5) consecutive Breaks in Service, such individual's forfeited non-Vested Accrued Benefit shall be restored and credited to an Account hereinafter called the "Restoration Account," if the individual repays to the Plan the full amount of the distribution prior to the earlier of (1) the last day of the Plan Year in which the individual incurs five (5) Service, or (ii) the lapse of five (5) years following the individual's consecutive Breaks in re-employment by the Employer or a Related Employer (provided that the individual must be an Employee or an employee of a Related Employer at the tune of repayment). In the case of an individual who was formerly a Participant, who terminated Service with an Accrued Benefit but without a Vested Accrued Benefit, and whose non-Vested Accrued Benefit became a forfeiture due to a deemed distribution under Section 7. 10(a), such individual shall be deemed to repay his deemed distribution on the Valuation Date that coincides with or immediately follows his re-employment by the Employer or a Related Employer, provided that such individual is an Employee or an employee of a Related Employer on such Valuation Date, and, provided further, that he returns to the Service of the Employer prior to incurring five (5) consecutive Breaks in Service. As of the Valuation Date that coincides with or immediately follows such





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
                 repayment or deemed repayment, and prior to the allocation of
                 (1) the Trust Fund pursuant to Section 6.4(b), (ii) Forfeitures pursuant to Section 6.8, or (iii) Employer contributions, if any, pursuant to Sections 6.6 and 6.7, there shall be allocated to the Participants Restoration Accounts an amount (the "Restoration Amount") of the Trust Fund equal to the amount of his previously forfeited non-Vested Accrued Benefit. The Restoration Amount shall be credited first against forfeitures arising. for the Plan Year, and if such Forfeitures are not sufficient to satisfy the Restoration Amount in full, the Restoration Amount shall be further credited against Trust Fund income and gain for the Plan Year, and if the Restoration Amount thereafter still remains unsatisfied in full, the remainder of such amount shall be satisfied out of Employer contributions, if any, for the Plan Year, which contributions shall be supplemented for the Plan Year by an amount equal to such remainder. The Restoration Amount shall not be deemed an Annual Addition or portion thereof for any Limitation Year. The Administration Committee shall give timely notification to any rehired Employee, if such Employee is eligible to make a repayment, of his night to make such repayment prior to the earlier of five (5) consecutive Breaks in Service after such distribution has occurred or five (5) years following his reemployment, and such notice shall also include an explanation of the consequences of not making such repayment.

7.11 Termination, Partial Termination, or Complete Discontinuance of Employer Contributions. Notwithstanding any other provision in this Plan, in the event of a termination or partial termination of the Plan or a complete discontinuance of Employer contributions under the Plan, all affected Participants shall have a fully vested interest in their Accrued Benefit determined as of the date of such event. The value of the Accrued Benefit shall be determined on the date the Accrued Benefit becomes fully vested, as if such date was the Valuation Date for the Plan Year in which the termination, partial termination, or complete discontinuance of Employer contributions occurs.

7.12 Amendment to Vesting Schedule. Although the Company reserves the fight to amend the vesting schedule set forth in Section 7.6 at any time, the Company shall not amend the vesting schedule (and no amendment shall be effective) if the amendment would reduce the nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Company adopts the amendment, or the date the amendment becomes effective) to a percentage less that the nonforfeitable percentage computed under the Plan without regard to the amendment.

         In the event the vesting schedule of this Plan is amended, any Participant who has completed at least three (3) Years of Service, as defined in Section 7.6, may elect to have his Vested Accrued Benefit computed under the Plan without regard to such amendment by notifying the Administration Committee in writing during the election period hereinafter described. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:





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
         (a) The date which is sixty (60) days after the day such amendment is adopted;

         (b) The date which is sixty (60) days after such amendment becomes effective; or

         (c) The date which is sixty (60) days after the day the Participant is given written notice of such amendment by the Administration Committee.

         Any election made pursuant to this Section 7.12 shall be irrevocable. The Administration Committee, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior vesting schedule.





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
                                  ARTICLE VIII

                  TIME, FORM AND METHOD OF PAYMENT OF BENEFITS

8.1      Time of Payment.

         (a) Normal Retirement. Unless the Participant elects otherwise, pursuant to Section 8.2, in the event of normal retirement, within the meaning of Section 7.1, payment of the Participant's Accrued Benefit shall commence as soon as administratively feasible, but in no event later than one (1) year after the close of the Plan Year in which the Participant separates from Service by reason of the attainment of Normal Retirement Age. A Participant who remains in the employee of the Company past Normal Retirement Age shall not be required to receive a distribution hereunder until after his actual retirement date, except that, in any case, payment of the Participant's Accrued Benefit shall commence not later than the Required Commencement Date.

         (b) Early Retirement. Unless the Participant elects to delay the commencement of the distribution of his Accrued Benefit pursuant to Section 8.2, or, alternatively, to accelerate the commencement of such distribution pursuant to this Section 8.1(b), in the event of early retirement, within the meaning of Section 7.2, payment of a Participant's Accrued Benefit shall commence as soon as administratively feasible, but in no event later than one (1) year after the close of the Plan Year in which the Participant attains Normal Retirement Age. Notwithstanding the foregoing, a Participant who separates from Service by reason of Early Retirement may elect to commence the distribution of his Accrued Benefit as soon as administratively feasible after his separation from Service, but in no event later than one (1) year after the close of the Plan Year in which such separation occurs.

         (c)     Death.  Unless the Participant elects otherwise, pursuant to
                 Section 8.2, in the event of the Participant's death, payment of the Participant's Accrued Benefit shall commence as soon as administratively feasible, but in no event later than one (1) year after the close of the Plan Year in which the Administration Committee receives proof of the Participant's death.

         (d) Disability. Unless the Participant elects to delay the commencement of the distribution of his Accrued Benefit pursuant to Section 8.2, or, alternatively, to accelerate the commencement of such distribution pursuant to this Section 8.1(d), in the event of permanent disability, payment of the Participant's Accrued Benefit shall commence as soon as administratively feasible, but in no event later than one (1) year after the close of the Plan Year in which the Participant attains. Normal Retirement Age. Notwithstanding the foregoing, a Participant who separates from Service due to permanent disability may elect to commence the distribution of his Accrued Benefit as soon as administratively feasible after such separation, but in no event later than one (1) year after the close of the Plan Year





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
                 in which the Administration Committee determines that permanent disability exists.

         (e) Other Termination of Service. Unless the Participant elects to delay the commencement of the distribution of his Accrued Benefit pursuant to Section 8.2, or, alternatively, to accelerate the commencement of such distribution pursuant to this Section 8.1(e), in the event of the Participant's termination of employment for any reason other than normal retirement, early retirement, permanent disability, or death, payment of a Participant's Vested Accrued Benefit shall commence no later than one (1) year after the close of the Plan Year in which the Participant attains Normal Retirement Age. Notwithstanding the foregoing, a Participant who terminates employment pursuant to this Section 8.1(e) may elect to commence the distribution of Vested Accrued Benefit before the date he attains Normal Retirement Age, in which case such distribution will continence by the end of the Plan Year which is the fifth (5th) Plan Year following the Plan Year in which the Participant terminates employment. However, if the Participant dies or becomes permanently disabled after terminating employment but prior to commencement of his benefits, the Administration Committee, upon confirmation of the death or disability, shall direct the Trustee to make payment of the Participant's Vested Accrued Benefit to him (or to his Beneficiary if the Participant is deceased) in accord with the provisions of Section 8.1(c), in cases of death,
                 Section 8.1(d), in cases of permanent disability.

         (f) Distribution of Certain Qualifying Employer Securities. Notwithstanding any provision contained herein to the contrary, if any portion of a Participant's Accrued Benefit consists of Qualifying Employer Securities acquired with the proceeds of an Exempt Loan that has not been fully repaid, the Administration Committee may elect to defer the distribution of such Qualifying Employer Securities until the last day of the Plan Year following the Plan Year in which the loan is repaid. The Administration Committee shall apply the provisions of this Section 8.1(f) in a nondiscriminatory and uniform manner.

8.2      Limitation on Time of Payment.

         (a) General Rule. Notwithstanding any provision contained herein to the contrary, unless the Participant elects otherwise, the Trustee shall concurrence, payment of the Participant's Vested Accrued Benefit not later than sixty (60) days after the close of the Plan Year in which the latest of the following events occurs:

                 (i)      The date the Participant attains Normal Retirement
                          Age;

                 (ii) The date the Participant terminates Service (employment) with the Employer; or

                 (iii) The date the Participant completes ten (10) years of participation in the Plan.





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
                 A Participant may, at the time and in the manner proscribed by the Administration Committee, elect to defer the payment of his Vested Accrued Benefit beyond the dates specified above by submitting a written statement to the Administration Committee describing his benefit and the date on which the payment of such benefit shall be made. Notwithstanding the preceding sentence, a Participant may not elect to defer the payment of his Vested Accrued Benefit if the exercise of such election will cause the present value of the retirement benefits payable solely to the Participant not to be greater than fifty percent (50%) of the present value of the total retirement benefits payable to the Participant and his Beneficiaries.
                 The Administration Committee shall determine the "present value" as of the date the Trustee is to make payment of the Participant's Vested Accrued Benefit. The Administration Committee shall charge the electing Participant's Account for any expense incurred in making the determination of "present value." If the Administration Committee determines not to permit the Participant's election, it shall direct to the Trustee in writing to make distribution of the Participant's Vested Accrued Benefit to him in accordance with Section 8.3. The Administration Committee shall apply the provisions of this Section 8.2 in a nondiscriminatory and uniform manner

                 Notwithstanding the foregoing, the Vested Accrued Benefit of each Participant (i) shall be distributed to such Participant not later than the Required Commencement Date or (ii) shall be distributed, commencing not later than the Required Commencement Date, in accordance with regulations, over the life of such Participant or over the lives of such Participant and his Beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary).

         (b) Death After Payments Have Begun. If distributions under the Plan have commenced with respect to a Participant and the Participant dies before his entire Vested Accrued Benefit has been distributed to him, the remaining portion of such benefit shall be distributed at least as rapidly as such benefit would have been distributed to him, commencing not later than the Required Commencement Date, under the method of distribution in effect at the Participant's death.

         (c) Death Prior to Payment of Benefits. If the Participant dies before the distribution of his Vested Accrued Benefit has commenced in accordance with Section 8.2, or if distribution of the Participant's Vested Accrued Benefit has commenced but the Participant dies prior to his Required Commencement Date, the remainder of the Participant's benefit shall be distributed within five (5) years after his death. However, if any portion of the Participant's Vested Accrued Benefit is payable to or for the benefit of a Beneficiary and such portion of the Participant's undistributed benefit will be distributed in accordance with regulations over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary and such distributions commence not later than one (1) year after the date of the Participant's death (or such later date as the Secretary of Treasury may by regulation prescribe), the deceased Participant's benefit shall be





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
                 distributed in accordance with such method of payment. Notwithstanding any of the foregoing, if the Beneficiary is the surviving spouse of the Participant, the deceased Participant's benefit shall be distributed to such surviving spouse on or before the date on which the Participant would have attained age seventy and one-half (70 1/2); provided, further, that if the surviving spouse dies before the distributions to such spouse commence, the distribution of the deceased Participant's benefit shall begin on or before a date determined as if the surviving spouse were the Participant.

                 For purposes of this Section 8.2(c), the life expectancy of the Participant and his spouse may be redetermined but not more frequently than annually. In addition, pursuant to regulations prescribed by the Secretary of the Treasury, any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse of the Participant if such amount will become payable to the surviving spouse upon such child's attainment of majority (or other designated event permitted under regulations prescribed by the Secretary of the Treasury). For the purposes of this paragraph, the term "Beneficiary" shall only include individuals. Notwithstanding the foregoing provisions of this paragraph, nothing in this paragraph shall permit any Participant to elect any form of distribution not otherwise expressly permitted under this Plan; but rather, the Administration Committee may at any time modify any form of distribution elected by a Participant or Beneficiary to ensure compliance with this paragraph.

         (d) Section 401(a)(9) Compliance. Notwithstanding any other provision herein to the contrary, distributions hereunder will be made in accordance with the Treasury Regulations under section 401(a)(9) of the Code, including Treasury Regulations
                 Section 1.401(a)(9)-2, and any Internal Revenue Service rulings, announcements or notices promulgated under section 401(a)(9) of the Code, including any grandfather or transitional rules thereunder. Furthermore, any provisions contained herein which reflect section 401(a)(9) of the Code shall override any distribution options in the Plan inconsistent with section 401(a)(9) of the Code.

8.3      Special Limitation on Involuntary Payment of Benefits.

         (a) Vested Accrued Benefit Not in Excess of $3,500. Notwithstanding the foregoing provisions of this Article VIII, if a Participant terminates Service for any reason and the value of the Participant's Vested Accrued Benefit, determined as of the Valuation Date immediately preceding a proposed distribution date following such termination of Service, does not exceed $3,500, the Administration Committee shall direct the Trustee to distribute the value of the Participant's Vested Accrued Benefit (including a deemed distribution of $0) to the Participant in a lump sum.

         (b) Vested Accrued Benefit in Excess of $3,500. If the value of a Participant's Vested Accrued Benefit exceeds $3,500, the Participant may file with the Administration Committee a written request for the payment of the entire amount of his Vested Accrued Benefit in any of the forms specified in
                 Section 8.4 and the





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
                 Committee shall direct the Trustee so to pay such amount to the Participant in accordance with the provisions of Sections 8.1, 8.2, and 8.6.

         (c) Limitation on Involuntary Payment of Benefits. If (i) a Participant terminates Service for any reason other than death prior to the date the Participant attains Normal Retirement Age, (ii) the Participant does not consent to the commencement of payment of his Vested Accrued Benefit prior to the later of such date, and (iii) the value of the Participant's Vested Accrued Benefit as of the Valuation Date immediately preceding a proposed distribution date after such termination of Service exceeds $3,500, the Administration Committee shall direct the Trustee to retain the value of the Participant's Vested Accrued Benefit in the Trust Fund until the earlier of the date that the Participant requests the Administration Committee to commence the distribution of such benefit in accordance with Section 8.1(e) or the date the Participant attains Normal Retirement Age, when the value of such Vested Accrued Benefit shall be distributed in accordance with one of the options under Section 8.4, as selected by the Participant. Until distribution, the Participant's account shall be administered in accordance with this Section 8.3. The restrictions on the time of distribution of a Participant's Vested Accrued Benefit set forth above in this paragraph shall not apply after a Participant's death.

                 Notwithstanding the foregoing provisions of this Section 8.3, a Participant who has terminated Service as provided above in this Section 8.3 and satisfied the Service requirements for early retirement specified in Section 7.2, shall, upon attaining the age specified in such Section 7.2, become eligible for a distribution of his Vested Accrued Benefit as if the Participant were eligible for early retirement, within the meaning of Section 7.2.

8.4 Form of Payment. A Participant, Former Participant, or the Beneficiary of a deceased Participant or Former Participant may elect to have his Vested Accrued Benefit distributed entirely in cash or in shares of Stock, provided, however, that if Stock is elected, the Administration Committee shall direct the Trustee to pay the value of any fractional shares of Stock in cash. Any whole shares of Stock distributed pursuant to this Section 8.4 may be subject to a right of first refusal in accordance with Section 10.1 hereof, and may be eligible for put option rights in accordance with Section 10.2 hereof. However, if the Company's charter or bylaws restrict the ownership of substantially all outstanding stock to Employees or to the Trust, any distribution hereunder may be made entirely in cash without granting the right to demand a distribution of Stock.

         A Participant, Former Participant, or Beneficiary shall make an election under this Section 8.4 by filing an election form with the Administration Committee on or before the date that is sixty (60) days prior to the date that the distribution of his Vested Accrued Benefit hereunder is to commence. If a Participant, Former Participant, or Beneficiary does not make an election as to the form of distribution of his Vested Accrued Benefit, the Administration Committee shall direct the Trustee to distribute the Participant's Vested Accrued Benefit in cash as provided in Section 8.6.





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
8.5 Securities Law Restrictions. If at the time shares of Stock are to be distributed to a Participant (or, in the event of his death, his Beneficiary), to the extent deemed necessary or desirable by the Administration Committee, the Administration Committee may, as a condition precedent to the distribution of such shares, require from the Participant (or his Beneficiary) such written representations, if any, concerning his (or their) intentions with regard to the retention or disposition of the Stock being distributed or such written covenants and agreements, if any, as to the manner of any such disposition of such shares as, in the opinion of the Administration Committee, may be necessary to ensure that any such disposition by such Participant (or his Beneficiary) will not result in a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute, statutes, or regulations then in effect. The Trustee may stamp or imprint on the stock certificates issued to a Participant (or his Beneficiary) pursuant to a distribution from the Trust a legend referring to (1) the provisions of the immediately preceding sentence and to any representations, covenants, or agreements made by the Participant (or his Beneficiary) with respect thereto, and (2) the right of first refusal provisions and restrictions of Section 10.1.

8.6 Method of Payment. After all required accounting adjustments, the Trustee, in accordance with the direction of the Administration Committee, shall make payment of the Participant's Vested Accrued Benefit, at the election of the Participant, under one (1) or more of the following methods:

         (a)     By payment in a lump sum cash payment.

         (b) In whole shares of Stock and any fractional shares of Stock in cash.

         (c) By transfer to another plan qualified under section 401(a) of the Code.

         (d)     By transfer to:

                 (i) an individual retirement account described section 408(a) of the Code, or

                 (ii) an individual retirement annuity described in section 408(b) of the Code.

         (e) By payment in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of five (5) years or, in the case of a Participant with an Accrued Benefit in excess of Five Hundred Thousand Dollars ($500,000), five (5) years plus one (1) additional year (but no more than five (5) additional years) for each One Hundred Thousand Dollars ($ 100,000) or fraction thereof by which such benefit exceeds Five Hundred Thousand Dollars ($500,000).

         (f) By direct transfer to a plan qualified under Section 401(a) of the Code which accepts direct transfer contributions, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract) or an annuity plan





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
                 described in section 403(a) of the Code; provided, that the distribution form elected pursuant to this Section 8.6(f) qualified for transfer pursuant to section 401(a)(31) of the Code. The Administration Committee shall provide each Participant entitled to a distribution of his Vested Accrued Benefit with a written explanation of his distribution options under the Plan and shall prescribe the procedures a Participant must follow to request a direct transfer pursuant to this Section 8.6(f).

                 If a Participant does not make an election hereunder, his Vested Accrued Benefit shall automatically be paid in the form specified in Section 8.6(e) above. Notwithstanding the foregoing provisions of this Section 8.6, the phrase "payment in a lump sum" as used herein shall not include the distribution of an Insurance Contract providing for (i) a life annuity to a Participant, (ii) a joint and survivor annuity to a Participant and his Beneficiary, or (iii) any other form of payment having the effect of (i) or (ii) above.

8.7 Benefit Payment Elections. A Participant who is entitled to receive a benefit under Article VII hereof may elect to receive any benefit to which he is entitled in one (1) or any combination of the seven (7) forms of payment of retirement benefits specified in Section 8.6 hereof. Upon a Participant's request, the Administration Committee shall furnish the Participant an appropriate form for the making of the election. The Participant shall make an election under this
         Section 8.7 by filing the election form with the Administration Committee on or before the last day of the Plan Year following which the Trustee would otherwise commence payment of a Participant's Accrued Benefit in accordance with the provisions of Section 8.1 hereof. The Participant shall not be permitted to make any election for an optional form of retirement benefits payable solely to the Participant will not be greater than fifty percent (50%) of the present value of the total retirement benefits payable to the Participant and his Beneficiaries. The Administration Committee shall determine "present value" as of the date the Trustee is to commence payment of the Participant's Vested Accrued Benefit. The Administration Committee shall charge the electing Participant's Account for any expense incurred in making the "present value" determination. The Administration Committee shall apply the provisions of this Section 8.7 in a nondiscriminatory and uniform mariner.

8.8 Special Limitations on Form of Benefits Distribution. Notwithstanding any provision of this Plan to the contrary, (a) a Participant may not elect that his Vested Accrued Benefit be paid in the form of a life annuity and (b) except as provided in the immediately following sentence, upon a Participant's death prior to the payment in full of such Participant's Vested Accrued Benefit, the Participant's Vested Accrued Benefit, including all amounts payable under Insurance Contracts purchased pursuant to Section 15.2, or portion thereof not paid as of the Participant's death, shall be paid in full to the Participant's surviving spouse. Payment of a deceased Participant's Vested Accrued Benefit shall not be paid in accordance with the immediately preceding sentence, but shall be paid in accordance with the Participant's election under the Plan if there is no spouse surviving the Participant or if the surviving spouse consents in the manner required in the immediately following sentence to payment of the Participant's Vested Accrued





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
         Benefit to a designated Beneficiary other than the Participant's spouse. A Participant's spouse may consent in writing to the naming of a designated Beneficiary other than the spouse to receive the Participant's Vested Accrued Benefit, or portion thereof not distributed on the date of the Participant's death, such consent to acknowledge the effect of the election and be witnessed by a member of the Administration Committee or a notary public. Such election may not be changed without spousal consent, unless the consent expressly permits designations by the Participant without any requirement of further spousal consent. Consent of the Participant's spouse shall not be required if the spouse cannot be located or under such other circumstances as the Secretary of Treasury may by regulations prescribe. Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse.

8.9 Deferral of Payments. If a Participant's Account is retained in the Trust after the date on which his participation ends and he has become a Former Participant, the Account may continue to be treated as a part of the Trust Fund. The Account will be credited (or debited) with its share of the net income (or loss) attributable to the investments of the Trust Fund but shall not be credited with any further Employer contributions. Notwithstanding the foregoing, the Administration Committee in its sole discretion may direct that the Former Participant's Account be segregated and placed in a separate account. Once the Participant's Account is so segregated, it will no longer share in income, increases, or decreases, if any, of the Trust, nor will they be credited with any further Employer contributions. A segregated account alone shall be credited with any income it earns, and it alone shall bear any expense or loss it incurs. Upon the eventual distribution of such segregated Account, the Participant shall continue to have all the rights described in Section 8.6.

8.10     Limitation on Distributions.  Except as otherwise provided in this
         Article VIII or Section 12.13, a Participant, Former Participant, or Beneficiary is not entitled to any payment, withdrawal, or distribution under the Plan.

8.11 Payment in the Event of Legal Disability. Payments to any Participant, Former Participant, or Beneficiary shall be made to the recipient entitled thereto in person or upon his personal receipt, in form satisfactory to the Administration Committee, except when the recipient entitled thereto shall be under a legal disability or, in the sole judgment of the Administration Committee, shall otherwise be unable to apply such payment in furtherance of his own interest and advantage. The Administration Committee may, in such event, in its sole discretion, direct all or any portion of such payments to be made in any one or more of the following ways:

         (a)     To such person directly;

         (b)     To the guardian of his person or his estate;

         (c) To a relative or friend of such person, to be expended for his benefit; or





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
         (d) To a custodian for such person under any Uniform Gifts to Minors Act.

         The decision of the Administration Committee, in each case, will be final, binding, and conclusive upon all persons ever interested hereunder. The Administration Committee shall not be obliged to see to the proper application or expenditure of any payment so made. Any payment made pursuant to the power herein conferred upon the Administration Committee shall operate as a complete discharge of all obligations of the Trustee and the Administration Committee, to the extent of the distributions so made.

8.12 Accounts Charged. The Administration Committee shall charge all distributions made to a Participant or to his Beneficiary from his Account against the Account of the Participant when made.

8.13 Payment Only From Trust Fund. All benefits of the Plan shall be payable solely from the Trust Fund and neither the Employer, Administration Committee, nor Trustee shall have any liability or responsibility therefor except as expressly provided herein.

8.14 Unclaimed Account Procedure. Neither the Trustee nor the Administration Committee shall be obliged to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Administration Committee, by certified or registered mail addressed to his last known address of record with the Administration Committee or the Employer, shall notify any Participant or Beneficiary that he is entitled to a distribution under this Plan, and the notice shall quote the provisions of this Section. If the Participant fails to claim his benefits or make his whereabouts known in writing to the Administration Committee within seven (7) calendar years after the date of Notification, the benefits under the Plan of the Participant or Beneficiary will be disposed of as follows:

         (a) If the whereabouts of the Participant is unknown but the whereabouts of the Participant's Beneficiary then is known to the Administration Committee, distribution will be made to the Beneficiary.

         (b) If the whereabouts of the Participant and his Beneficiary then is unknown to the Administration Committee, but the whereabouts of one or more relatives by adoption, blood, or marriage of the Participant is known to the Administration Committee, the Administration Committee shall direct the Trustee to distribute the Participant's benefits to any one or more of such relatives and in such proportions as the Administration Committee determines.

         (c) If the Administration Committee does not know the whereabouts of any of the above persons the Administration Committee shall then notify the Social Security Administration of the Participant's (or Beneficiary's) failure to claim the distribution to which he is entitled. The Administration Committee shall request the Social Security Administration to notify the Participant (or Beneficiary) in accord with the procedures it has established for this purpose.





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
                 While payment is pending, the Administration Committee may direct the Trustee to hold the Participant's benefits in a segregated Account. The segregated Account shall be entitled to all income it earns and shall bear all expense or loss it incurs. Any payment made pursuant to the power herein conferred upon the Administration Committee shall operate as a complete discharge of all obligations of the Trustee and the Administration Committee, to the extent of the distributions so made.

                 If, after the procedures in this Section 8.14 have been exhausted, neither the Participant nor his Beneficiary has made his whereabouts known, said Participant's Vested Accrued Benefit shall be forfeited to the Employer. Notwithstanding such a forfeiture, however, the Participant or his Beneficiary may reclaim the Participant's Vested Accrued Benefit at any time by giving written notice to the Employer.

8.15 Qualified Domestic Relations Orders. During any period in which the issue of whether a Domestic Relations Order is a Qualified Domestic Relations Order is being determined (by the Administration Committee, by a court of competent jurisdiction, or otherwise), the Administration Committee shall direct the Trustee to segregate in a separate account or in an escrow account the amount that would have been payable to the Alternate Payee during such period if the Domestic Relations Order is determined to be a Qualified Domestic Relations Order. If within eighteen (18) months the Domestic Relations Order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Administration Committee shall direct the Trustee to pay the segregated account (and any earnings or interest thereon) or the balance held in the escrow account, as applicable, to the person or persons entitled thereto. If within eighteen (18) months it is determined that the order is not a Qualified Domestic Relations Order or the issue as to whether such Domestic Relations Order is a Qualified Domestic Relations Order is not resolved, the Administration Committee shall direct the Trustee to pay the segregated account (and any earnings or interest thereon) or the balance of the escrow account, as applicable, to the person or persons who would have been entitled to such amounts if there had been no Domestic Relations Order. Any determination that a Domestic Relations Order is a Qualified Domestic Relations Order which is made after the close of the eighteen (18) month period shall be applied prospectively only. The Administration Committee shall establish reasonable procedures for determining whether a Domestic Relations Order is a Qualified Domestic Relations Order and to administer distributions under Qualified Domestic Relations Orders. When the Plan receives a Domestic Relations Order the Administration Committee shall promptly notify the appropriate Participant and any other Alternate Payee of the receipt of such order and the Administration Committee's procedures for determining whether such order is a Qualified Domestic Relations Order. The Administration Committee shall determine whether a Domestic Relations Order is a Qualified Domestic Relations Order within a reasonable period after receipt of such order, and shall within a reasonable time after such determination notify the Participant and each Alternate Payee of such determination.





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
8.16 Alternate Forms of Benefit. Notwithstanding anything to the contrary herein, any Plan provision which restricts or would deny a Participant through the withholding of consent or the exercise of discretion by some person or persons other than the Participant (and where relevant, other than the Participant's spouse) of an "alternate form of benefit" is hereby amended by the deletion of the consent or discretion requirement. An "alternate form of benefit" encompasses the different forms of benefit payment available under the Plan which provides that:
         (a) a Participant's benefits under the Plan may be paid in more than one form, or (b) payment of a particular form of benefit may commence, at some time earlier than the normal date for the commencement of such benefit.





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
                                   ARTICLE IX

                                  EXEMPT LOANS

9.1 Investment Committee Direction. Subject to the limitations of Section 9.2, the Investment Committee may direct the Trustee to make Exempt Loans, the proceeds of which are to be used for acquiring Qualifying Employer Securities or repaying a prior Exempt Loan.

9.2      Limitations.

         (a) Primary Benefit Requirement. An Exempt Loan must be made primarily for the benefit of Participants and Beneficiaries.

         (b) Net Effect of Exempt Loan. At the time that an Exempt Loan is made, the interest rate charged therefor and the price of the Qualifying Employer Securities to be acquired with the proceeds thereof must not be such that the assets of the Trust Fund might be drained off.

         (c) Arm's Length Standard. The terms of an Exempt Loan must, at the time such loan is made, be at least as favorable to the Trust as the terms of a comparable loan resulting from arm's length negotiations between independent parties.

         (d) Use of Loan Proceeds. The proceeds of an Exempt Loan must be used within a reasonable time after their receipt by the Trustee only for any or all of the following purposes:

                 (i)      To acquire Qualifying Employer Securities;

                 (ii)     To repay such loan; or

                 (iii)    To repay a prior Exempt Loan.

         (e)     Puts, Calls, etc.  Except as provided in Sections 10.1 and
                 10.2 hereof, no Qualifying Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call, other option, or buy-sell or similar arrangement while held by the Trustee and when distributed from the Trust.

         (f) Interest Rate. The interest rate charged under an Exempt Loan must not be in excess of a reasonable rate of interest.

         (g) Term. An Exempt Loan must be for a specific term, and may not be payable at the demand of any person, except in the case of default.

9.3 Liability and Collateral. All Exempt Loans shall be without recourse against the Trust. Furthermore, the only Trust assets that may be given as collateral for an Exempt Loan





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
         are Qualifying Employer Securities acquired with the proceeds of the Exempt Loan and Qualifying Employer Securities that were given as collateral for a prior Exempt Loan that is to be repaid out of the proceeds of a current Exempt Loan.

         Any Qualifying Employer Securities given as collateral for an Exempt Loan shall be allocated to a Collateral Suspense Account created pursuant to Section 6.3, No person entitled to payment under an Exempt Loan shall have any right to Trust assets other than the following:

         (a)     Collateral given for the Exempt Loan;

         (b) Employer contributions (other than contributions of Qualifying Employer Securities) that are made hereunder for purposes of being applied by the Trustee to satisfy its obligations under the Exempt Loan; and

         (c) Earnings attributable to Qualifying Employer Securities given as collateral for the Exempt Loan and earnings attributable to the investment of Employer contributions described in paragraph (b) of this Section 9.3.

9.4 Repayment of Exempt Loan. Principal and interest payable under an Exempt Loan shall be satisfied out of.

         (a) Employer contributions (other than contributions of the Trustee to satisfy its obligations under the Exempt Loan);

         (b)     Earnings attributable to the investment of such contributions;
                 and

         (c) Earnings attributable to Qualifying Employer Securities purchased with the proceeds of the Exempt Loan;

         provided, however, that the payments made under an Exempt Loan by the Trustee during any Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during the Plan Year and prior Plan Years minus payments that may be used by the Trustee to make payments under an Exempt Loan and shall be accounted for separately in the books and records of the Trust until the Exempt Loan is repaid in full.

         Notwithstanding any provision to the contrary, all Employer contributions (except contributions of Qualifying Employer Securities) made hereunder during the term of an Exempt Loan shall be deemed to be made for purposes of being used by the Trustee to satisfy its obligations under the Exempt Loan. Furthermore, all payments made by the Trustee under an Exempt Loan shall be first charged against Employer contributions available for making such payments. Earnings that may be used under this Section 9.4 to make payments under an Exempt Loan shall be deemed to have been used for that purpose only to the extent that payments made under the Exempt Loan during any Plan





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
         Year are in excess of the total Employer contributions available to the Trustee for making payments under the Exempt Loan.

9.5 Default. In the event of default upon an Exempt Loan, the value of Trust assets transferred in satisfaction of such loan shall not exceed the amount of default. In addition, if the payee under an Exempt Loan is a Disqualified Person or Party in Interest, Trust assets will be
         transferred in   satisfaction of the loan upon default only upon and
         to the extent of the failure of the Trustee to meet the payment schedule under the loan.

9.6 Release of Collateral. A portion of any Qualifying Employer Securities purchased with the proceeds of an Exempt Loan and given as security therefore shall be released from the Collateral Suspense Account established with respect to such loan each Plan Year during which the payment of amounts due under the loan is made. For each Plan Year during the term of the Exempt Loan, the number of Qualifying Employer Securities to be released from the Collateral Suspense Account relating to such loan shall equal the number of Qualifying Employer Securities allocated to such account immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid under the Exempt Loan for the current Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid under the Exempt Loan for all future years. For purposes of computing the denominator of the above fraction, the number of future years under the Exempt Loan shall be determined without taking into account any possible extension or renewal periods. If the interest rate under the Exempt Loan is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the current Plan Year.

         Notwithstanding the preceding provisions of this Section 9.6, the Administration Committee, in its sole and absolute discretion, may determine the number of Qualifying Employer Securities to be released from the Collateral Suspense Account for any Plan Year by reference to principal payments only; provided, however, that if this method of determination is used, the following requirements must be satisfied:

         (a) The Exempt Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level payments of such amounts for ten (10) years.

         (b) The interest included in any payment under the Exempt Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables.

         This alternative method of determining the number of Qualifying Employer Securities to be released from the Collateral Suspense Account for any Plan Year may not be used if, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the Exempt Loan, the renewal period, the extension period, and the duration of a new Exempt Loan (the proceeds of which are to be used to repay the Exempt Loan) exceeds ten (10) years.





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         If more than one class of Quaff*g Employer Securities is given as collateral for the Exempt Loan, the number of Qualifying Employer Securities of each class to be released from the Collateral Suspense Account for any Plan Year shall be determined by applying the same fraction to each class.

9.7 Leveraged Employee Stock Ownership Plan. If an Exempt Loan is made by the Trustee pursuant to Section 9. 1, concurrently therewith the Plan shall become a "Leveraged Employee Stock Ownership Plan" (as defined in section 4975(e)(7) of the Code).

         Notwithstanding any provision contained herein to the contrary, upon the making of an Exempt Loan by the Trustee, the term "Qualifying Employer Security" shall mean:

         (a) Common stock issued by the Employer (or by a corporation which is a member of the same controlled group as defined in section 1563(a) of the Code determined without regard to section 1563(a)(4) and section 1563(e)(3)(C) of the Code) which is readily tradeable on an established stock market, or

         (b) If there is no common stock which meets the requirements of subparagraph (a), common stock issued by the Employer (or by a corporation which is a member of the same controlled group as defined in section 1563(a) of the Code determined without regard to section 1563(a)(4) and section 1563(e)(3)(C) of the
                 Code) having a combination of voting power and dividend rights equal to or in excess of:

                 (i) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power; and

                 (ii) that class of stock of the Employer (or of any other such corporation) having the greatest dividend rights; or

         (c) Noncallable preferred stock issued by the Employer (or by a corporation which is a member of the same controlled group as defined in section 1563(a) of the Code determined without regard to section 1563(a)(4) and section 1563(e)(3)(C) of the
                 Code) if.

                 (i) such stock is convertible at any time into common stock which is readily tradeable on an established securities market; and

                 (ii) such conversion is set at a conversion price which (as of the date of the acquisition by the Plan) is reasonable.





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
                                   ARTICLE X

                REDEMPTION, PURCHASE PRIVILEGES AND OBLIGATIONS


10.1 Right of First Refusal. The Employer may retain a night of first refusal to purchase Qualifying Employer Securities acquired by the Trustee and distributed to Participants and Beneficiaries. The Employer may transfer such a right to the Trustee; provided, however, that any such transferred right must otherwise satisfy the requirements of this Section 10.1. Qualifying Employer Securities subject to the night of first refusal provided for in this Section
10. I must not be Publicly Traded at the time the right of first refusal may be exercised. The purchase price and other terms under the right of first refusal shall not be less favorable to the seller than the greater of the value of the Qualifying Employer Securities, determined in accordance with Section
10.3 hereof, or the purchase price and other terms offered by a buyer other than the Employer or the Trustee making a good faith offer to purchase the Qualifying Employer Securities from the seller. The right of first refusal shall expire no later than fourteen (14) days after the seller gives written notice to the holder of the night that an offer by a third party to purchase the Qualifying Employer Securities has been received. A legend may be placed on all Qualifying Employer Securities subject to the night of first refusal, which references such right.

10.2 Put Option. Qualifying Employer Securities distributed to a Participant (or his Beneficiary) shall be subject to a put option if they are not Publicly Traded when distributed or if they are subject to a trading limitation when distributed. For purposes of this Section 10.2, a trading limitation is a restriction under any Federal or state securities law, any regulation thereunder, or an agreement not prohibited by this Article X, affecting the Qualifying Employer Securities which makes such securities not as freely tradeable as securities not subject to such restriction.

The put option shall be exercisable only by a Participant, his donees, or a person (including an estate or its distributees) to whom the Qualifying Employer Securities pass by reason of his death. The put option shall permit a Participant or other person described in the immediately preceding sentence to put the Qualifying Employer Securities subject thereto to the Employer. Under no circumstances may the put option bind the Plan or the Trustee; provided, however, that the put option may grant the Trustee an option to assume the rights and obligations of the Employer at the time the put option is exercised. If Federal or state law would be violated by the Employer's honoring of the put option, the put option shall permit the Qualifying Employer Securities to be put, in a manner consistent with such law, to a third party (other than the Trustee) that has substantial net worth at the time the put option is made available and whose net worth. is expected to remain substantial.

The following requirements shall apply to a put option created pursuant to this
Section 10.2:

         (a) Duration of Put Option. A put option shall be exercisable at least during a sixty (60) day period commencing on the date the Qualifying Employer Securities subject to such option are distributed under the Plan, and, if the put option is not





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
                 exercised within such sixty (60) day period, for an additional period of at least sixty (60) days in the following Plan Year (as provided in applicable Treasury Regulations). In the case of Qualifying Employer Securities that are Publicly Traded without any trading limitation when distributed, but which cease to be so traded within the period described above, the Employer must notify each shareholder holding such Qualifying Employer Securities in writing on or before the tenth (10th) day after the date such Qualifying Employer Securities cease to be so traded that for the remainder of the above-described period, the Qualifying Employer Securities are subject to a put option. The number of days between such tenth (10th) day and the date on which such notice is actually given, if later than the tenth (10th) day, shall be added to the duration of the put option. Any notice given under this paragraph (a) must inform distributees of the terms of the put options that they are to hold.

         (b) Time Excluded from Duration of Put Option. The period during which a put option granted pursuant to this Section 10.2 is exercisable does not include any time that a distributes is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or state law.

         (c)     Manner of Exercise.  A put option granted under this Section
                 10.2 shall be exercised by the holder thereof by notifying the Employer in writing that the put option is being exercised.

         (d) Price. The price at which a put option is exercisable is the value of the Qualifying Employer Securities with respect to which the option is being exercised, determined in accordance with the provisions of Section 10.3.

         (e) Payment Terms. Payment required under a put option granted pursuant to this Section 10.2 shall begin thirty (30) days after the exercise of the put option, and shall be made in a maximum of five (5) equal annual installment payments. The Employer shall provide adequate security and pay reasonable interest on the unpaid amounts due under the put option. For put options purchased as a part of an installment distribution, payment must be made not later than thirty (30) days after the exercise of the put option.

10.3 Valuation. For purposes of this Article X, valuations of Qualifying Employer Securities must be made in good faith and must be based on all relevant factors that should be considered in determining their value. In the case of a transaction between the Plan and a Disqualified Person or a Party in Interest, the value of Qualifying Employer Securities must be determined as of the date of the transaction. For all other purposes under this Article X, the value of Qualifying Employer Securities must be determined as of the most recent Valuation Date or special valuation date.

         In addition to and consistent with the requirements of the preceding paragraph, the methodologies for determining valuations of Qualifying Employer Securities shall be as follows:





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         (a)     Securities Traded on a Recognized Exchange.  If the relevant
                 Qualified Employer Securities are readily tradeable on an established securities market, the value shall be deemed to be the mean trading price of such securities on such established securities markets over a reasonable period of time.

         (b) Securities Not Traded on a Recognized Exchange. If the relevant Qualified Employer Securities are not readily tradeable on an established securities market, all valuations with respect to the activities of the Plan shall be determined by an independent appraiser (who is defined as any appraiser meeting requirements similar to the requirements of the regulations prescribed under Code section 170(a)(1)).

10.4     Stock Transfer Documents.  In the event the Put Option provided for in
         Section 10.2 is exercised or a purchase of shares is made by the Trustee or the Employer as provided for in Section 10.1, at such time as requested by the Trustee or the Employer, the distributee shall execute such stock powers or other documents required by the Trustee or the Employer to transfer and convert, ownership of the shares purchased to the Trustee and/or the Employer.

10.5 Preservation of Purchase Rights. The Put Option and the fight of first refusal get forth above shall continue and apply to any distribution made from the Plan prior to or after a date on which the Plan no longer maintains the status of an employee stock ownership plan, as that term is defined in section 4975(e)(7) of the Code.





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
                                   ARTICLE XI

                       EMPLOYER ADMINISTRATIVE PROVISIONS


11.1 Information. The Employer shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committees and Trustee to perform their respective duties and functions under the Plan. The Employer's records as to the current information the Employer furnishes to the Committees and Trustee shall be conclusive as to all persons.

11.2 No Liability. Subject to Article XIV, the Employer assumes no obligation or responsibility to any of the Employees, Participants, or Beneficiaries for any act of, or failure to act, on the part of the Committees of the Trustee.

11.3 Employer Action. Any action required of the Employer shall be by resolution of its Board of Directors or by a person authorized to act by Board resolution.

11.4 Indemnify. The Employer shall indemnify and save harmless the Board of Directors, individual Trustee(s), and the members of the Committees, and each of them, from and against any and all loss resulting from liability to which the Board of Directors, individual Trustee(s), and the Committees, or the members of the Board of Directors and Committees, may be subjected by reason of any act or conduct (except willful or reckless misconduct) in their official capacities in the administration of this Plan or Trust or both, including all expenses reasonably incurred in their defense, in case the Employer falls to provide such defense. The indemnification provisions of this Section 11.4 shall not relieve the Board of Directors, individual Trustee(s), or any members of the Committees from any liability he may have under the Act for breach of a fiduciary duty.





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
                                  ARTICLE XII

             COMMITTEES - ADMINISTRATION AND INVESTMENT PROVISIONS


12.1 Appointment of Committees. The Board of Directors shall appoint an Administration Committee to administer the Plan, and an Investment Committee to direct Plan investments, the members of which may or may not be Participants in the Plan. The members of both Committees may be identical, such members shall constitute a single Committee possessing the rights and powers of each.

12.2 Term. Each member of each Committee shall serve until his successor is appointed. Any member of either Committee may be removed by the Board of Directors, with or without cause, which shall have the power to fill any vacancy which may occur. A Committee member may resign upon written notice to the Employer.

12.3 Compensation. The members of the Committees shall serve without compensation for services as such, but the Employer shall pay all expenses of both Committees, including the expenses for any bond required under section 412 of the Act. To the extent such expenses are not paid by the Employer, they shall be paid by the Trustee from the Trust Fund.

12.4 Powers of Administration Committee. Subject to Article XIV, the Committee shall have the following powers and duties:

         (a) To direct the administration of the Plan in accordance with the provisions herein set forth;

         (b) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

         (c) To determine all questions with regard to rights of Employees, Participants, and Beneficiaries under the Plan, including but not limited to rights of eligibility of an Employee to participate in the Plan, the value of a Participants Accrued Benefit, and the vested Accrued Benefit of each Participant;

         (d) To enforce the terms of the Plan and the rules and regulations it adopts;

         (e) To direct the Trustee as respects the crediting and distribution of the Trust and all other matters within its discretion as provided in the Trust Agreement;

         (f) To review and render decisions respecting a claim for, or denial of a claim for, a benefit under the Plan;

         (g) To furnish the Employer with information which the Employer may require for tax or other purposes;





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         (h)     To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

         (i) To prescribe procedures to be followed by distributees in obtaining benefits;

         (j) To receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

         (k) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

         (l) To maintain, or cause to be maintained, separate Accounts in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan;

         (m) To select a secretary, who need not be a member of the Administration Committee; and

         (n)     To interpret and construe the Plan.

         The Administration Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.
         Nonetheless, the Administration Committee shall have absolute discretion in the exercise of its powers under this Section 12.4. All exercises of power by the Administration Committee hereunder shall be final, conclusive and binding, unless found by a court of competent to be arbitrary and capricious.

12.5 Powers of Investment Committee. The Investment Committee shall have the following powers and duties:

         (a) To direct the Trustee in the investment, reinvestment, and disposition of the Trust Fund, including the investment of the Trust Fund in Qualifying Employer Securities without regard to the limitations of sections 407(a)(2), (3), or (4) of the Act, as provided in the Trust Agreement;

         (b) To direct the Trustee to make Exempt Loans, the proceeds of which are to be used for the purposes enumerated in Section 9.2(b);

         (c) To furnish the Employer with information which the Employer may require for tax or other purposes,

         (d) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;





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         (e)     To receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

         (f) To select the issuing company or companies from which Insurance Contracts shall be purchased as provided herein, and to determine the form, type, and kind of such contract;

         (g) To engage the services of an Investment Manager or Managers (as defined in section 3(38) of the Act), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition' or disposition) of any Plan assets under its control;

         (h) To select a secretary, who need not be a member of the Investment Committee; and

         (i) To interpret and construe the Plan with respect to the investment, reinvestment, and disposition of Plan assets.

12.6 Manner of Action. The decision of a majority of the members of each Committee appointed and qualified shall control. In case of a vacancy in the membership of the Committees, the remaining members of the respective Committee may exercise any and all of the powers, authorities, duties, and discretions conferred upon such Committee pending the filling of the vacancy. The Committees may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. Each Committee shall maintain adequate records of its decisions.

12.7 Authorized Representative. Each Committee may authorize any one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. Each Committee must evidence this authority by an instrument signed by all its respective members and filed with the Trustee.

12.8 Nondiscrimination. The Administration Committee shall administer the Plan in a uniform, nondiscriminatory manner for the exclusive benefit of the Participants and their Beneficiaries.

12.9 Interested Member. No member of the Administration Committee may decide or determine any matter concerning the distribution, nature, or method of settlement of his own benefits under the Plan unless there is only one person acting alone in the capacity as the Administration Committee.

12.10 Funding Policy. The Investment Committee shall review, not less often than annually, all pertinent Employer information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Investment Committee shall communicate annually to the Trustee and





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
         to any Plan Investment Manager (herein so-called), if any, the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

12.11 Individual Statement. As soon as practicable after the Valuation Date of each Plan Year but within the time prescribed by the Act and regulations under the Act, the Administration Committee will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information the Act requires be furnished the Participant or Beneficiary. No Participant except a member of the Administration or Investment Committee, shall have the night to inspect the records reflect the Account of any other Participant.

12.12 Books and Records. The Administration Committee shall maintain, or cause to be maintained, records which will adequately disclose at all times the state of the Trust Fund and of each separate interest therein. The books, forms, and methods of accounting shall be the responsibility of the Administration Committee.

12.13    Diversification Requirements.  Subject to paragraph (d) of this
         Section 12.13, to the extent required by section 401(a)(28)(B) of the Code, and notwithstanding the provisions of Section 12.5, each Qualified Participant may elect, within ninety (90) days after the end of each Plan Year that is within the Diversification Election Period, to receive a distribution from the Plan of up to (1) twenty-five percent (25%) of Qualified Contributions that have ever been allocated to the Qualified Participant's Account, less (11) the number of shares of Employer Securities previously distributed, transferred or diversified pursuant to a diversification election. However, in the last year of the Diversification Election Period, the preceding sentence shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)."

         (a) Delivery of Diversification Distribution. A Qualified Participant shall receive a distribution elected pursuant to this Section 12.13 within ninety (90) days after the last day of the period during which an election can be made.

         (b) Delivery of Employer Securities. The number of shares of Employer Securities that are delivered to a Participant who makes an election hereunder shall be the whole number of shares elected to be received hereunder with any fractional amount paid in cash, based upon fair market value of the shares. Such shares of Employer Securities delivered to the Participant must consist of Employer Securities that, immediately prior to distribution hereunder, are subject to the put option requirements of Section 10.2.

         (c) No Effect on Other Distributions. Any distribution that is made pursuant to this Section 12.13 shall not be taken into consideration in determining whether or not subsequent distribution is a lump sum distribution, as defined in Section 402(d)(4)(A) of the Code.





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
                                  ARTICLE XIII

                     PARTICIPANT ADMINISTRATIVE PROVISIONS

13.1 Beneficiary Designation. Each Participant may from time to time designate, in writing, a Beneficiary to whom the Trustee shall pay his Accrued Benefit in the Trust Fund in the event of his death. The Administration Committee shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Administration Committee, it shall revoke all designations filed prior to that date by the same Participant. As a condition to any married Participant designating a Beneficiary other than his spouse, to the extent required by applicable law, the Administration Committee shall require the spouse's consent, as described in Sections 2.1(8) and 8.8.

13.2 No Beneficiary Designation. If a Participant fails to name a Beneficiary in accord with Section 13.1, or if the Beneficiary named by a Participant predeceases him or dies before complete distribution of the Participant's Accrued Benefit in lump sum to the legal representative or representatives of the estate of the last to die of the Participant and his Beneficiary. The Administration Committee, in its sole discretion, shall direct the Trustee as to whom the Trustee shall make payment under this Section.

13.3 Voting of Qualifying Employer Securities. Each Participant, Former Participant, or Beneficiary of a deceased Participant or Former Participant shall be the "named fiduciary," as such term is defined in
         Section 402(a)(2) of the Act, with respect to the Qualifying Employer Securities allocated to his Account and shall be entitled to direct the Trustee concerning the manner in which such Qualifying Employer Securities are to be voted. Not less than. fifteen (15) days nor more than fifty (50) days prior to holding of each annual or special meeting of the shareholders of the Company, the Trustee shall furnish to each Participant, Former Participant, and Beneficiary of a deceased Participant or Former Participant a ballot form or proxy covering those issues to be voted on, on which may be set forth the Participants, Former Participants, or Beneficiary's instruction as to the manner of voting those Qualifying Employer Securities with respect to which he is entitled to direct the Trustee under this Section 13.3. Upon receipt of such instructions, the Trustee shall vote (or exercise dissenters rights where applicable) such Qualifying Employer Securities in accordance with the instructions received. The Trustee shall be the "named fiduciary" with respect to any nonvoted or unallocated Qualifying Employer Securities and shall vote such Qualifying Employer Securities in its sole and absolute discretion.

13.4 Personal Data to Administration Committee. Each Participant and Beneficiary must furnish to the Administration Committee evidence, data, or information as the Administration Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will promptly furnish full, true, and complete evidence, data, and information when requested by the Administration Committee, provided the Administration Committee shall advise each Participant of the effect of his failure to comply with its request.





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13.5     Address for Notification.  Each Participant and each Beneficiary of a deceased Participant shall file with the Administration Committee, in writing, his post office address, and each subsequent change of such post office address. Any payment or distribution hereunder, and any communication addressed to a Participant or his Beneficiary, at the last address filed with the Administration Committee, or if no such address has been filed, then the last address indicated on the records of the Employer shall be deemed to have been delivered to the Participant or his Beneficiary on the date that such distribution or communication is deposited in the United States fl, postage prepaid.

13.6 Place of Payment and Proof of Continued Eligibility. Any check representing payment hereunder and any communication addressed to an Employee, a former Employee, a retired Employee, or Beneficiary at his last address filed with the Administration Committee, or if no such address has been filed, then at his last address as indicated on the records of the Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited in the United States mail. If the Administration Committee, for any reason, is in doubt as to whether pension payments are being received by the person entitled thereto, it shaH, by registered mail addressed to the person concerned, notify such person that all unmailed and future retirement income payments shall be henceforth withheld until he provides the Administration Committee with evidence of his continued life and his proper mailing address.

13.7 Assignment or Alienation. No benefit payable under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, except to the extent provided under a Qualified Domestic Relations Order, prior to actually being received by the person entitled to the benefit under the terms of the Plan. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder, except to the extent that under a Qualified Domestic Relations Order the Trustee is required to pay over a Participant's Accrued Benefit hereunder to an Alternate Payee. In the event an Employer or the Trustee receives written notice of an adverse claim to a benefit distributable or being paid to a Participant, Former Participant or Beneficiary, the Trustee may suspend payment(s) of such benefit until such matter is resolved to the satisfaction of the Trustee.

13.8 Litigation Against the Trust. If any legal action filed against the Trustee, Board of Directors, or the Committee, or against any member or members of the Committee or Board of Directors, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself, the Board of Directors, Committee, and any member or members of the Committee or Board of Directors, all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and direct any such surcharges and only to the extent permitted under section 40 I(a)(I 3) of the Code.





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13.9     Information Available.  Any Participant in the Plan or any Beneficiary
         may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract, or any other instrument under which the Plan was established or is operated. The Administration Committee will maintain all of the items listed in this
         Section in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under the Act, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Administration Committee shall furnish him with a copy of any item listed in this Section. The Administration Committee may make a reasonable charge to the requesting person for the copy so furnished.

13.10 Beneficiary's Right to Information. A Beneficiary's night to (and the Committees', or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.

13.11 Claims Procedure. Prior to or upon becoming entitled to receive a benefit hereunder, a Participant or Beneficiary shall file a claim for such benefit with the Administration Committee at the time and in the manner prescribed thereby. Notwithstanding the immediately preceding sentence, the Administration Committee may direct the Trustee to commence payment of a Participant's or Beneficiary's benefits hereunder without requiring the filing of a claim therefore if the Administration Committee has knowledge of such Participant's or Beneficiary's whereabouts.

13.12 Early Retirement Benefits. A Participant who is eligible to apply for an early retirement benefit under Section 7.2 hereof and elects to do so shall file an application therefore with the Administration Committee at the time and in the manner prescribed thereby.

13.13 Appeal Procedure for Denial of Benefits. The Administration Committee shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Administration Committee has denied. Such notice must be sent within ninety (90) days of the date the claim is received by the Administration Committee unless special circumstances require an extension of time for processing the claim. Such extension shall not exceed ninety (90) days and no extension shall be allowed unless, within the initial ninety (90) day period, the Claimant is sent an extension notice indicating the special circumstances requiring the extension and specifying a date by which the Administration Committee expects to render its final decision. The Administration Committee's notice of denial to the Claimant shall set forth:

         (a)     The specific reason or reasons for the denial;

         (b) Specific reference to pertinent Plan provisions on which the Administration Committee based its denial;





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         (c)     A description of any additional material and information
                 needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;

         (d)     A statement that the Claimant may:

                 (i) Request a review upon written application to the Committee;

                 (ii)     Review pertinent Plan documents; and

                 (iii)    Submit issues and comments in writing; and

         (e) A statement that any appeal the Claimant washes to make of the adverse determination must be in writing to the Administration Committee within sixty (60) days after receipt of the Administration Committee's notice of denial of benefits. The Administration Committee's notice must further advise the Claimant that his failure to appeal the action to the Administration Committee in writing within the sixty (60) day period will render the Administration Committee's determination final, binding, and conclusive.

         If the Claimant should appeal to the Administrative Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Administration Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is Justified under the circumstances. The Administration Committee shall advise the Claimant in writing of its decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given with sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day period infeasible, but in no event shall the Administration Committee render a decision regarding the denial of a claim for benefits later than one hundred and twenty (120) days after its receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the date the extension period commences.

         The Administration Committee's notice of denial of benefits shall identify the name of each member of the Administration Committee and the name and address of the Administration Committee member to whom the Claimant may forward his appeal.

13.14 No Rights Implied. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Participant, or any Beneficiary any right to continue employment, any legal or equitable right against the Employer or any officer, director, or Employee of the Employer, or against the Trustee, or its agents or employees, except as expressly provided by the Plan, the Trust or the Act.





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
                                  ARTICLE XIV

                                FIDUCIARY DUTIES


14.1 Fiduciaries. The "Fiduciaries" of the Plan shall consist of the following:

         (a)     The Employer;

         (b)     The Administration Committee;

         (c)     The Investment Committee;

         (d)     The Trustee; and

         (e) Such other person or persons that are designated to carry out fiduciary responsibilities under the Plan in accordance with
                 Section 14.3(c).

         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A Fiduciary may employ one or more persons to render advice with regard to any responsibility such Fiduciary has under the Plan.

14.2 Allocation of Responsibilities. The powers and responsibilities of the Fiduciaries are hereby allocated as indicated below:

         (a) Employer. The Employer shall be responsible for all functions assigned or reserved to it under the Plan and Trust Agreement. Any authority assigned or reserved to the Employer under the Plan and Trust Agreement shall be exercised by resolution of the Employer's Board of Directors.

         (b) Administration Committee. The Administration Committee shall have the responsibility and authority to control the operation and administration of the Plan in accordance with the terms of the Plan and Trust Agreement, except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Administration Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Administration Committee's directions unless it is clear that the actions to be taken under those directions would be violations of applicable fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

         (c) Investment Committee. The Investment Committee shall have the responsibility and authority to control the investment of the Trust Fund in accordance with the terms of the Plan and Trust Agreement, except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Investment Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Investment





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                 Committee's directions, unless it is clear that the actions to be taken under those directions would be violations of applicable fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

         (d) Trustee. The Trustee shall have the duties and responsibilities set out in the Trust Agreement, subject, however, to direction by the Committees as set out in the Trust Agreement.

         (e) Allocations. Powers and responsibilities may be allocated to other fiduciaries in accordance with Section 14.3, or as otherwise provided herein or in the Trust Agreement.

         This Article is intended to allocate to each Fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Fiduciaries unless such sharing shall be provided by a specified provision of the Plan or Trust Agreement.

14.3 Procedures for Delegation and Allocation of Responsibilities. Fiduciary responsibilities may be allocated as follows:

         (a) Each Committee may specifically allocate responsibilities to a specified member or members of the Committee.

         (b) Each Committee may designate a person or persons other than a Fiduciary to carry out fiduciary responsibilities under the Plan (this authority shall not cause any person or persons employed to perform ministerial acts and services for the Plan to be deemed fiduciaries of the Plan).

         (c) The Investment Committee may appoint an Investment Manager or managers to manage (including the power to acquire and dispose of) the assets of the Plan (or a portion thereof).

         (d) If at any time there be more than one Trustee serving under the Trust Agreement, such Trustees may allocate specific responsibilities, obligations, or duties among themselves in such manner as they shall agree.

         Any allocation of responsibilities pursuant to this Section 14.3 shall be made by filing a written notice thereof with the Administration Committee specifically designating the person or persons to whom such responsibilities or duties are allocated and specifically setting out the particular duties and responsibilities with respect to which the allocation or designation is made.





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
                                   ARTICLE XV

                              INSURANCE CONTRACTS


15.1 General Insurance Investment. Upon the written direction of the Investment Committee, the Trustee shall apply for and pay premiums on Insurance Contracts for the benefit of the Trust Fund as a whole, and such contracts may be on the lives of any persons in whom there is an insurable interest, including Participants. Insurance Contracts held for the benefit of the Trust Fund as a whole shall be treated as investments of the Trust Fund and the cash value thereof shall be used in valuing the Trust Fund. All premiums paid thereon by the Trustee shall be charged against the Trust Fund as a whole and not to any specific Accounts. All dividends, death benefits, and other payments received by the Trustee by reason of such Insurance Contracts shall be credited to the Trust Fund the same as proceeds derived from the sale of an asset held thereunder. The Investment Committee may, in its sole discretion, authorize the Trustee to use any amount of dividends to pay premiums; or borrow against the cash surrender value of an Insurance Contract on the Participant's life in order to pay the premiums.

15.2 Insurance Company Not a Party to Agreement. No insurance company is a party to this Plan nor shall any insurance company be responsible for its validity.

15.3 Insurance Company Not Responsible for Trustee's Action. No insurance company is required to examine the terms of this Plan nor be responsible for any action taken by the Trustee.

15.4 Insurance Company Reliance on Trustee's Signature. For the purpose of making application to any insurance company and in the exercise of any right or option contained in any policy or annuity, the insurance company may rely upon the signature of the Trustee and shall be saved harmless and completely discharged in acting at the direction and authorization of the Trustee.

15.5 Acquittance. An insurance company shall be discharged from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and it shall not be obligated to see to the distribution or further application of any monies it so pays.

15.6 Duties of Insurance Company. Each insurance company shall keep such records; make such identification of contracts, funds and accounts within funds; and supply such information as may be necessary for the proper administration of the Plan under which it is carrying Insurance Contracts.





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
                                  ARTICLE XVI

                   DISCONTINUANCE, AMENDMENT, AND TERMINATION

16.1 Discontinuance. The Employer shall have the night, at any time, to suspend or discontinue its contributions under the Plan.

16.2 Amendment. The Employer shall have the right at any tune and from time to time to amend the Plan in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) the Plan and Trust under the provisions of Code section 401(a) and to amend the Plan in any other manner provided no amendment shall:

         (a) Except as provided for in Sections 4.4 and 16.9, authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

         (b) Cause or permit any portion of the Trust fund to revert to or become the property of the Employer;

         (c) Increase duties or responsibilities of the Trustee or the Committees without the written consent of the affected Trustee or the affected member of the Administration or Investment Committee.

         The Employer shall make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective.

16.3 Termination. The Company shall have the right to terminate the Plan at any time. The Plan shall terminate upon the first to occur of the following:

         (a)     The date terminated by action of the Board of Directors;

         (b) The date the Company shall be judicially declared bankrupt or insolvent; or

         (c) The dissolution, merger, consolidation, or reorganization of the Company or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall be substituted as the Employer under this Plan.

16.4 Vesting on Termination or Suspension. Notwithstanding any other provision of this Plan to the contrary, upon the date of full or partial termination of the Plan, or, upon complete discontinuance of contributions to the Plan, an affected Participant's right to his Accrued Benefit, shall be one hundred percent (100%) nonforfeitable. The Administration Committee shall interpret and administer this
         Section 16.4 in accord with the intent and scope of the Regulations issued under section 41 I (d)(3) of the Code.





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16.5     Procedures on Termination.  In the event of termination of the Plan or permanent discontinuance of Employer contributions, the Company shall, in its sole discretion, authorize any one of the following procedures:

         (a) Continue Plan. To continue the Plan in operation in all respects until the Trustee has distributed all benefits under the Plan, except that no further persons shall become Participants, no further Employer contributions shall be made, all Accounts shall be fully vested, and no further payments shall be made except in distribution of the Trust Fund and payment of administration expenses; or

         (b) Liquidate Plan. Subject to the restrictions of Section 8.14, to wind up and liquidate the Plan and Trust and distribute the assets thereof after deduction of all expenses to the Participants, Former Participants, and Beneficiaries in accordance with their respective Accounts as then constituted. If the Company makes no election before termination, then this subsection (b) will, govern distribution of the Trust Fund.

16.6 Merger. The Trustee shall not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation, or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit immediately before the merger, consolidation, or transfer. In addition, the Trustee shall not accept a transfer of assets to this Plan from another plan if such assets are attributable, directly or indirectly, to a transfer or distribution from a defined benefit plan (within the meaning of section 4140) of the Code) or a defined contribution plan (within the meaning of section 414(i) of the Code) subject to the minimum funding standards of section 412 of the Code.

16.7 Notice in Change of Terms. The Administration Committee, within the time prescribed by the Act and applicable regulations shall furnish all Participants and Beneficiaries a summary descriptive of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by the Act to be furnished without charge.

16.8 Approval By Internal Revenue Service. Notwithstanding anything herein to the contrary, contributions to this Plan are conditioned upon the initial qualification of the Plan under Code section 401. If the Plan receives an adverse determination with respect to its initial qualification, then the Plan may return such contributions to the Employer within one (1) year after such determination, provided the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

16.9 Reversion of Forfeiture Suspense Amount. Notwithstanding any provision contained herein to the contrary, the Employer reserves the right to recover upon the termination of the Plan and Trust Fund any amounts held in a Forfeiture Suspense Account in the year of termination.





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
                                  ARTICLE XVII

                    PARTICIPATION BY AFFILIATES OF EMPLOYER


17.1 Adoption by Affiliates. Any corporation or other business entity which is a member of a controlled group (as defined in sections 414(b), (c), (in) or (o) of the Code or any successor provision) which includes the Company may, with the consent of the Company, adopt the Plan for its employees. Such adoption shall be made by resolution of such corporation's Board of Directors and an instrument executed by its officers pursuant thereto. The provisions of the Plan shall apply to each Employer severally except as (a) provided in the instrument adopting the Plan and Trust and (b) otherwise specifically provided herein.

17.2 Amendment. If the Plan is amended by the Company after it has been adopted by one (1) or more affiliates pursuant to Section 17. 1, unless otherwise expressly provided, the Plan shall be treated as so amended by such affiliates without the necessity of any action on their parts.

17.3 Termination. If the Plan is terminated by the Company, it shall be deemed terminated by each affiliate that has adopted such instruments pursuant to Section 17. 1. Furthermore, any affiliate that has adopted the Plan pursuant to Section 17.1 may discontinue its participation herein at any time; provided, however, that such action shall not be treated as a termination of the Plan by the Company or any other affiliate who has adopted the Plan.





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
                                 ARTICLE XVIII

                           TRUSTEE, POWERS AND DUTIES


18.1 Establishment and Acceptance of Trust. The Trustee as of its date of signature hereon, accepts the Trust hereby established and consents to act as Trustee subject to the terms, provisions, conditions, and limitations of this Plan.

18.2 Scope of Trustee's Functions. In all matters relating to the detailed administration of the Plan the Trustee shall act only upon the authorization evidenced by certificate of the Administration Committee and shall be fully protected in relying and acting thereon; provided, however, if at any time the Administration Committee shall fail to give directions or instructions to the Trustee in regard to any detail affecting the administration of the Plan over which the Administration Committee has jurisdiction, then and in that event the Trustee, although being under no obligation to do so, may act without such directions or instructions and may exercise its own discretion and judgment as seems appropriate and advisable under the circumstances in order to effectuate the purposes of the Plan. Where the Trustee does so act without direction or instruction from the Administration Committee, it shall act solely in the interests of the Participants and their Beneficiaries and for the exclusive purpose of providing the benefits required and defraying reasonable expenses of administering the Plan.

         The Trustee shall not be required to act on instructions received from the Administration Committee, other than instructions from a qualified Investment Manager, if in its sole discretion and opinion it believes that compliance with such instructions would result in an action which would be improper or imprudent. In the event the Trustee declines or refuses to follow such instructions given in writing by the Administration Committee or its duly authorized representative, notice of such refusal shall be furnished to the Administration Committee in writing within fifteen (15) days of receipt of the Administration Committee's written instructions.

         If at any time the Administration Committee fails or refuses to provide the Trustee with written instructions concerning any action which, in the sole discretion of the Trustee, is deemed necessary in order to properly administer the Plan under the provisions hereunder and in accordance with applicable laws and regulations, then and in that event, the Trustee shall notify the Administration Committee in writing of the Trustee's intent to take such action on a date no earlier than thirty (30) days from the date notice is received by the Administration Committee. The notice shall describe the action which will be performed by the Trustee on a certain date unless written notice is received from the Administration Committee within thirty
         (30) days disapproving such action and instructing the Trustee concerning the course of action which the Trustee should follow. If the Administration Committee fails or refuses to respond to the Trustees notification of intended action, such failure or refusal to respond shall be deemed by the Trustee as implied consent on the part of the Administration Committee and on behalf of the





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         Employer to the action intended to be performed by the Trustee and shall be deemed as authorizing the Trustee to so act at the expiration of the thirty (30) day period.

18.3 Powers and Duties. The Trustee is hereby authorized and empowered to establish and maintain for and on behalf of the Plan Participants such pooled investment accounts as the Administration Committee may direct, and into which the Plan assets shall be invested. In establishing such pooled investment accounts, or in utilize investments as the Administration Committee may from time to time direct, the Trustee shall be authorized and empowered to perform the following functions with respect to the Plan:

         (a) To invest and reinvest the Plan assets in real, personal, or mixed property including but not limited to securities of domestic and foreign corporations and investment trusts (whether open-end or not), bonds, preferred stocks, common stocks, mortgages, mortgage participations, interests in any common trust fund or commingled employee benefit fund to the extent allowed under applicable laws and regulations and with complete discretion as to converting realty into personalty or personalty into realty.

         (b) To invest in land, whether improved or unimproved, and improve any such land in any manner determined by the Administration Committee to be feasible and prudent. To lease real, personal, or mixed property on such terms as the Administration Committee shall deem proper, including the power to make leases that may extend beyond any time in which Plan termination may be necessary by such Employer; and to foreclose, extend, renew, assign, release, or partially release and discharge mortgages or other liens.

         (c) To invest in bonds, stocks, secured notes, or similar securities permitted by applicable laws and regulations.

         (d) To borrow funds at the direction of the Administration Committee or Investment Committee, from any party permitted by applicable laws and regulations for the purpose of purchasing as investments any property as collateral to secure such loan; provided, however, the following terms and conditions shall apply to any Exempt Loan:

                 (1) The Trustee shall use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire Qualifying Employer Securities, (ii) to repay such loan, or
                          (iii) to repay a prior Exempt Loan. Except as provided under Article X, no Qualifying Employer Security may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an employee stock ownership plan.

                 (2) The interest rate of the loan shall not be more than a reasonable rate of interest.





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                 (3)      Any collateral the Trustee pledges to the creditor
                          showy consist only of the assets purchased by the borrowed funds and those assets the Trust used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

                 (4) The creditor shall have no recourse against the Trust under the loan except with respect to such collateral given for the loan, contributions (other than contributions of Qualifying Employer Securities) that the Employer makes to the Trust to meet its obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such Payments in prior years. The Investment Committee and the Trustee must account separately for such contributions and earnings in the books of account of the Plan until the Trust repays the loan.

                 (5) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

                 (6) The Trustee must add and maintain all assets acquired with the proceeds of an Exempt Loan in a Collateral Suspense Account. In withdrawing assets from the Collateral Suspense Account, the Trustee shall apply the provisions of Regulation Sections 54.4975-7(b)(8) and (15) as if all securities in the Collateral Suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee shall effect the release of assets in the Collateral Suspense Account from encumbrances in accordance with the provisions of Section 9.6.

                 (7) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

                 (8) Notwithstanding the fact that this Plan ceases to be an employee stock ownership plan, Qualifying Employer Securities acquired with the proceeds of an Exempt Loan shall continue after the Trustee repays the loan to be subject to the provisions of Treasury Regulation sections 54.4975-7(b)(4), (10), (11) and
                          (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code section 409(h).

         (e) To make investments of types other than specified herein, provided such investments are in accordance with applicable laws and regulations.





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
         (f) To make distribution to or for the benefit of a retiree, disabled Participant, inactive Participant, Former Participant or of their Beneficiaries.

         (g) To purchase an annuity contract on behalf of a Participant or Former Participant as directed by the Administration Committee.

         (h) To acquire or retain property returning no income or slight income as may be deemed advisable by the Administration Committee without liability therefor.

         (i) To sell, exchange, give options, partition, convey, or otherwise dispose of@ with or without covenants of warranty of title, any property, which may from time to time be or become a part of the Plan assets at public or private sale or otherwise, for cash or other consideration or on credit, and upon such terms and conditions and for such consideration as the Administration Committee shall consider advisable, and to transfer the same free of all trusts.

         (j) To vote, in person or by proxy, any stocks or other properties having voting rights, to execute any options, rights or privileges pertaining to any property; to participate in any merger, reorganization or consolidation affecting any part of the Plan assets and in connection therewith to take any action which an individual could take with respect to property owned outright by such individual including the payment of expenses or assessments, the deposit of stock or property with a protective committee, the acceptance or retention of new securities or property and the payment of such amounts of money as may seem advisable in connection therewith; and to hold any item constituting a part of the Plan assets for any length of time in the name of a nominee or nominees without mention of the Trust or any instrument of ownership.

         (k) To execute and deliver oil, gas, and other mineral leases, containing such unitization, pooling, and recycling agreements and other provisions as the Administration Committee may deem proper; to execute mineral and royalty conveyances; to purchase leases, royalties, and any type of mineral interest; and to execute and deliver drilling contracts or other contracts or options and other instruments which the Administration Committee may consider necessary or desirable in connection with oil, gas, or other mining interests. All such instruments may be executed and delivered for such consideration as the Administration Committee, in its sole discretion, deems to be fair and reasonable.

         (l) To exercise all other powers presently granted to Trustees by the Texas Trust Code as amended and in force on the effective date of this Plan, as amended from time to time thereafter, and not in conflict with the provisions hereof

         (m) To do any and all things necessary and proper, including the power to execute any other instruments which may be required to fully and completely accomplish any of the powers herein conferred.





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
         (n) As a condition precedent to acting as Trustee for and on behalf of the Employer, the Trustee may require that the Administration Committee execute any appropriate and proper instruments authorizing investment of Plan assets by the Trustee in investments so directed by the Administration Committee or authorizing any action by the Trustee so desired by the Administration Committee.

18.4 Liability of Trustees. The Trustee shall not be responsible for any acts or omissions of the Administration Committee. Any certificate or other instrument duly signed by the Administration Committee purporting to evidence any instructions, direction, or order of the Administration Committee shall be accepted by the Trustee as conclusive proof thereof.

18.5 Reliance Upon Acts of Trustee. No person dealing with the Trustee shall be required to verify the application by the Trustee of any money paid or other property delivered to the Trustee, and all persons dealing with the Trustee shall be entitled to rely upon the representations and decisions of the Trustee as to its authority and are released from any duty of inquiry with respect thereto. Any action of the Trustee hereunder shall be conclusively evidenced for all purposes of the Trust by the certification of the Trustee, and such certificate when received by an issuing company or by any other person, shall be conclusive evidence of the facts recited therein and shall fully protect all persons relying upon the truth thereof. A third person dealing with the Trustee shall not be required to make any inquiry whether the Administration Committee has instructed the Trustee, or whether the Trustee is otherwise authorized to take or omit any action.

18.6 Records and Accounting of Trustee / Valuation of Plan Assets. The Trustee shall keep proper accounts of all investments, receipts, disbursements, and other transactions affected by it hereunder and all accounts, books, and records relating thereto shall be open for inspection at all reasonable times by the Administration Committee, or any other representative designated by the Employer.

         Within ninety (90) days following the Valuation Date, and at such other interim Valuation Dates as may be requested by the Administration Committee, the Trustee shall furnish the Administration Committee with a detailed statement of the Plan assets for the twelve
         (12) month period beginning with the previous Valuation Date of the Plan and ending with the last day of the Plan Year.

         Annual reports prepared for the Employer by the Trustee as provided in the preceding paragraph shall reflect the fair market value of all assets to the Employer's account as of the Valuation Date of the Plan. Each annual report shall reflect:

         (a) A detailed record of all cash receipts and disbursements for the Plan Year.

         (b) Value of all Plan assets on a cash basis held for the Employer.





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
         (c) Statement of earned income on a cash basis, other than capital gains or losses, during the preceding twelve-month period.

         All such Plan assets which are listed by a recognized stock exchange or which otherwise have a readily ascertainable market value shall be valued by the Trustee as of the Valuation Date. Any assets held mi the Employer's Trust account by the Trustee which do not have a readily ascertainable market value shall be valued by the Administration Committee as of the Valuation Date and such value reported to the Trustee in writing. Upon the expiration of ninety
         (90) days from the date of filing such annual or other account, or upon the earlier specific approval thereof by the Administration Committee, the Trustee, to the extent permitted by ERISA, shall be forever released and discharged from liability and accountability to anyone, with respect to the propriety of its accounts and transactions shown in such accounting, except with respect to such accounts or transactions as to which the Administration Committee shall within such ninety (90) day period file Written objection with the Trustee or with respect to any fraudulent act of the Trustee. Nothing herein contained, however, shall preclude the Trustee from its right to have any of its accounts judicially settled by a court of competent jurisdiction.

18.7 Payment of Compensation and Expenses. The compensation of the Trustee, payable by the Employer or directly from the Plan assets, shall be determined by agreement wherein the Employer shall entitle the Trustee to receive a reasonable rate of compensation for services rendered in the performance of duties as Trustee. All reasonable expenses necessarily incurred by the Trustee in the performance of its duties shall also be agreed to and shall be paid by the Employer or upon approval of the Administration Committee directly from Plan assets. The cost of any bond required of the Trustee in accordance with applicable laws and regulations, or as may be required by the Administration Committee, shall be paid by the Employer or directly from Plan assets.

18.8 Resignation or Removal of Trustee Withdrawal From Trust. The trustee may resign as Trustee hereunder for any reason, but such resignation shall become effective only at the expiration of thirty (30) days after written notice thereof has been forwarded by registered mail to the Employer and after an audit of the books and records of the Trustee has been made under the direction of the Administration Committee and has been approved by the Administration Committee.

         At the discretion of the Employer, the Trustee may be removed as Trustee hereunder, but such removal shall become effective only at the expiration of thirty (30) days after the Employer delivers written notice by registered mail to the Trustee and informs the Trustee of the name and address of the successor trustee to which assets are to be transferred.

18.9 Successor Trustee. If at any time the Trustee acting hereunder shall resign or be removed, or cease to exist, a successor trustee or successor trustees shall be appointed forthwith by the Employer. Successor trustees may be a bank or other corporation with trust powers organized under the laws of the United States of America or of any State, an individual trustee, or a board of trustees. Any successor trustee appointed hereunder





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
         may qualify as such by executing, acknowledging, and delivering to the Administration Committee an instrument accepting such appointment, whereupon such successor shall be and become vested with all the estate, rights, powers, discretions, duties, and obligations of the original Trustee as provided in this Plan.

18.10 Accounting Upon Resignation or Removal of Trustee. In the event of resignation or removal of the Trustee, the Trustee shall have the night to a full, final, and complete settlement of its account with the Trust either (1) by agreement of settlement between the Trustee and the Employer, or (2) if no such agreement can be reached, then by judicial settlement in an action instituted by the Trustee in a court of competent jurisdiction i the county where the Trustee's principal place of business is located. Upon the making of such settlement, the Trustee shall transfer to the successor trustee all Plan assets as they may then be constituted, and true copies of all its records relating to the Trust, and shall execute all documents necessary to transfer the Plan assets to the successor trustee, and the Trustee thereupon shall be discharged from further liability for all matters embraced within such settlement.

18.11 Employment of Agents. The Trustee shall be empowered to employ legal, accounting, clerical, and other assistance which may be required in carrying out the provisions of this Plan with such expenses to be paid by the Employer; provided, however, that the Administration Committee may direct the Trustee to pay such expenses from Plan assets.

18.12 Employer Securities and Real Property. The Trustee shall be empowered to acquire and hold Qualifying Employer Securities and "Qualifying Employer Real Property," as those terms are defined in the Act, provided, however, that the Trustee shall not be permitted to acquire any Qualifying Employer Securities or Qualifying Employer Real Property if, immediately after the acquisition of such securities or property, the fair market value of all qualifying Employer securities and qualifying Employer real property held by the Trustee hereunder should amount to more than 100% of the fair market value of all the assets in the Trust Fund.





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
                                  ARTICLE XIX

                                 MISCELLANEOUS


19.1 Execution of Receipts and Releases. Any payment to any Participant, or to his legal representative or Beneficiary, in accordance with the provision of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan and Trust. The Administration Committee may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefore in such form as it shall determine.

19.2 No Guarantee of Interest. Neither the Trustee, the Administration Committee, the Investment Committee, nor the Employer guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Administration Committee and the Trustee to make any payment from the Trust Fund is limited to the then available assets of the Trust.

19.3 Payment of Expenses. All expenses incident to the administration, termination, protection of the Plan and Trust, including but not limited to legal, accounting, and Trustee fees, shall be paid by the Employer, and until paid shall constitute a first and prior claim and lien against the Trust Fund.

19.4 Employer Records. Records of the Employer as to an Employee's or Participant's period of employment, termination of employment and the reason therefore, leaves of absence, reemployment, and Compensation will be conclusive on all persons, unless determined to be incorrect.

19.5 Interpretation and Adjustments. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within the Fiduciary's discretion made in good faith is binding on all persons.
         A misstatement or mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

19.6 Uniform Rules. In the administration of the Plan, uniform rules will be applied to all Participants similarly situated.

19.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

19.8 Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.





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
19.9 Notice. Any notice to be given herein by the Trustee, the Employer, or the Committees, shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mails, in an envelope addressed to the last known address of the person to whom the notice is given.

19.10 Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

19.11 Successors. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Committees, and their successors.

19.12 Headings. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

19.13 Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal statute.





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
                                   ARTICLE XX

                           TOP HEAVY PLAN PROVISIONS


20.1 Generally. For any Plan Year in which the Plan is a Top-Heavy Plan, the requirements of Sections 20.2, 20.3 and 20.4 must be met in accordance with section 416 of the Code and the regulations thereunder.

20.2 Minimum Contributions. Minimum Employer contributions for a Participant who is not a Key Employee shall be required under the Plan for the Plan Year as follows:

         (a) The amount of the minimum contributions shall be the lesser of the following percentages of Compensation:

                 (1)      three percent or,

                 (2) the highest percentage at which such contributions are made under the Plan for the Plan Year on behalf of a Key Employee.

                          (A) For purposes of this paragraph (2), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan.

                          (B) This paragraph (2) shall not apply if the Plan is required to be included in an Aggregation Group and the Plan enables a defined benefit plan required to be included in the Aggregation Group to meet the requirements of sections 401(a)(4) or 410 of the Code.

                          (C) For purposes of this paragraph (2), the calculation of the percentage at which contributions are made for a Key Employee shall be based only on his pay not in excess of $200,000, such amount to be adjusted annually for increases in the cost of living in accordance with section 416(d) of the Code.

         (b) There shall be disregarded for purposes of this Section 20.2 any contributions or benefits under chapter 21 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other Federal or state law.

         (c) For purposes of this Section 20.2, the term "Participant" shall be deemed to refer to all Participants who have not separated from service at the end of the Plan Year.

20.3 Super Top-Heavy Plans. If, for any Plan Year in which the Plan is a Top-Heavy Plan it is also a Super Top-Heavy Plan, then for purposes of the limitations on contributions





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
         and benefits under section 415 of the Code, the dollar limitations in the defined benefit plan fraction and the defined contribution fraction shall be multiplied by 1.0 rather than 1.25. However, if the application of the provisions of this Section 20.3 would cause any individual to exceed the combined section 415 limitations on contributions and benefits, then the application of the provisions of this Section 20.3 shall be suspended as to such individual until such time as he no longer exceeds the combined section 415 limitations modified by this Section 20.3. During the period of such suspension, there shall be no Employer contributions or forfeitures allocated to such individual under this or any other defined contribution plan of the Employer and there shall be no accruals for such individual under any defined benefit plan of the Employer.

20.4 Termination of Service Prior to Normal Retirement Age. If during any Plan Year a Participant has performed at least one Hour of Service for the Employer and the Plan is a Top Heavy Plan, such Participant shall have a non-forfeitable interest in his Accrued Benefit attributable to his Account, should his Service with the Employer terminate prior to Normal Retirement Age for any reason other than early retirement, death or permanent disability, in accordance with the following schedule:

                       Years of Credited                    Percent
                 Service for Vesting Purposes               Vested
                 ----------------------------               ------
                 Less than 2 years                             0%
                 2 years but less than 3 years                20%
                 3 years but less than 4 years                40%
                 4 years but less than 5 years                60%
                 5 years but less than 6 years                80%
                 6 years or more                             100%

         Notwithstanding any of the foregoing, if during any prior Plan Year the Plan was a Top Heavy Plan and in any subsequent Plan Year the Plan ceases to be a Top Heavy Plan, the rights of a Participant who had performed at least one Hour of Service during the period the Plan was a Top Heavy Plan in and to his Accrued Benefit attributable to his Account shall not be less than his vested rights during the period that the Plan was a Top Heavy Plan. Provided, further, any Participant who has three (3) or more Years of Service at the beginning of a Plan Year in which the Plan ceases to be a Top Heavy Plan shall have the right to elect, within a reasonable time of the beginning of the Plan Year in which the Plan ceases to be a Top Heavy Plan, to have his nonforfeitable percentage under this Plan computed in accordance with the schedule applicable to Plan Years in which the Plan is a Top Heavy Plan. Any election made under this Section 20.4 shall be made in the manner specified hereunder as if such change in vesting schedule had been made by way of an amendment.

20.5 Determination of Top Heaviness. The determination of whether a plan is Top-Heavy shall be made as follows:





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
         (a) If the Plan is not required to be included in an Aggregation Group with other plans, it shall be Top-Heavy only, if when considered by itself it is a Top-Heavy Plan and it is not included in a permissive Aggregation Group that is not a Top-Heavy Group.

         (b) If the Plan is required to be included in an Aggregation Group with other plans, it shall be Top-Heavy only if the Aggregation Group, including any permissively aggregated plans, is Top-Heavy.

         (c) If a plan is not a Top-Heavy Plan and is not required to be included in an Aggregation Group, then it shall not be Top-Heavy even if it is permissively aggregated in an Aggregation Group which is a Top-Heavy Group.

20.6 Determination of Super Top Heaviness. A plan shall be a Super Top-Heavy Plan if It would be a Top-Heavy Plan under the provisions of
         Section 20.7, but substituting "90 percent" for "60 percent" in the ratio test in Section 20.7.

20.7 Calculation of Top-Heavy Ratios. A plan shall be Top-Heavy and an Aggregation Group shall be a Top-Heavy Group with respect to any Plan Year as of the Determination Date, if the sum as of the Determination Date of the Cumulative Accrued Benefits and the Cumulative Accounts of Employees who are Key Employees for the Plan Year, exceeds 60 percent of a similar sum determined for all Employees, excluding former Key Employees.

20.8 Cumulative Accounts and Cumulative Accrued Benefits. The Cumulative Accounts and Cumulative Accrued Benefits for any Employee shall be determined as follows:

         (a) "Cumulative Account" shall mean the sum of the amount of an Employee's account under a defined contribution plan (for an unaggregated plan) or under all defined contribution plans included in an Aggregation Group (for aggregated plans) determined as of the most recent plan Valuation Date within a 12-month period ending on the Determination Date, increased by any contributions due after such Valuation Date and before the Determination Date.

         (b) "Cumulative Accrued Benefit" means the sum of the present value of an Employee's accrued benefits under a defined benefit plan (for an unaggregated plan) or under all defined benefit plans included in an Aggregation Group (for aggregated plans), determined under the actuarial assumptions set forth in such plan or such plans, as of the most recent plan Valuation Date within a 12-month period ending on the Determination Date as if the Employee voluntarily terminated service as of such Valuation Date.

         (c) Accounts and benefits shall be calculated to include all amounts attributable to both Employer and Employee contributions but excluding amounts attributable to voluntary deductible Employee contributions.





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
         (d) Accounts and benefits shall be increased by the aggregate distributions during the five-year period ending on the Determination Date made with respect to an Employee under the plan or plans as the case may be or under a terminated plan which, if it had not been terminated, would have been required to be included in the Aggregation Group.

         (e) If any Employee has not performed services for the Employer maintaining the Plan at any time during the five-year period ending on the Determination Date, any accrued benefit for such Employee (and the account of such Employee) shall not be taken into account.

         (f) Rollovers and direct plan-to-plan transfers shall be handled as follows:

                 (1) If the transfer is initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer, the transferring plan continues to count the amount transferred under the rules for counting distributions. The receiving plan does not count the amount if accepted after December 31, 1983, but does count the amount if accepted prior to December 31, 1983.

                 (2) If the transfer is not initiated by the Employee or is made between plans maintained by the Employers, the transferring plan shall no longer count the amount transferred and the receiving plan shall count the amount transferred.

                 (3) For purposes of this subsection (f), all employers aggregated under the rules of sections 414(b), (c) and (in) of the Code shall be considered a single employer.

20.9 Other Definitions. For purposes of this Article XX, the following definitions shall apply, to be interpreted in accordance with the provisions of section 416 of the Code and the regulations thereunder:

         (a) "Aggregation Group" means a plan or group of plans which includes all plans maintained by the Employers in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of Code section 40 1 (a)(4) or Code section 410, as well as other plans selected by the Employer for permissive aggregation, inclusion of which would not prevent the group of plans from continuing to meet the requirements of such Code sections.

         (b)     "Compensation" shall have the meaning set forth in Section
                 2.1(15).

         (c)     "Determination Date" means, with respect to any Plan Year:

                 (1)      the last day of the preceding Plan Year, or





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
                 (2) in the case of the first Plan Year of any plan, the last day of such Plan Year.

         (d) "Employee" means, for purposes of this Article XX, any person employed by an Employer and shall also include any Beneficiary of such person, provided that the requirement of Section 20.2 shall not apply to any person included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer or Employers.

         (e) "Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Employer, or any trades or businesses (whether or not incorporated) which are under common control (as defined in Code section 414(c)) with the Employer, or a member of an affiliated service group (as defined in Code section 414(m)) which includes the Employer.

         (f) "Hour of Service" shall have the meaning set forth in Section 2.1(30).

         (g) "Key Employee" means as of any Determination Date, any Employee, former Employee, or Beneficiary of a former Employee who is, at any time during the Plan Year, or was, during any one of the four preceding Plan Years any one or more of the following:

                 (1) An officer of an Employer having annual Compensation greater than 50% of the limitation in effect under Code section 415(b)(1)(A) for any such Plan Year, unless 50 other such officers (or, if lesser, a number of such officers equal to the greater of three or ten percent of the Employees) have higher annual Compensation.

                 (2)      An owner (or considered an owner under Code section
                          318) of one of the ten largest interest in the Employer if such individual's annual Compensation exceeds 100 percent of the dollar [initiation in effect under Code section 415(c)(1)(A). For purposes of this paragraph (2), if two Employees have the same interest, the one with the greater Compensation shall be treated as owning the larger interest.

                 (3)      Any person owning (or considered as owning within the
                          meaning of Code section 318)      more than five
                          percent of the outstanding stock of an Employer or stock possessing more than five percent of the total combined voting power of such stock.

                 (4) A person who would be described in paragraph (3) above if "one percent" were substituted for "five percent" each place it appears in paragraph (3)





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
                          above, and who has annual Compensation of more than $150,000. For purposes of determining ownership under this subsection 20.9(g), Code section 318(a)(2)(C) shall be applied by substituting "five percent" for "50 percent" and the rules of subsections (b), (c) and (m) of section 414 of the Code shall not apply.

         (h) "Year of Service" means a year which constitutes a "Year of Service" under the rules of paragraphs (4), (5) and (6) of Code section 41 1 (a) to the extent not inconsistent with the provisions of this Article XX.

         (i)     "Non-Key Employee" means an Employee who is not a Key
                 Employee.





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
                                  ARTICLE XXI

                        ELIGIBLE ROLLOVER DISTRIBUTIONS


21.1 General Rule. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article XXI, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

21.2 Definitions. For purposes of this Article XXI, the following definitions shall apply, to be interpreted in accordance with the provisions of Section 401(a)(3 1) of the Code and the regulations thereunder:

         (a) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                 (1) any distribution that is one of a series of substantially equal periodic payments .(not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                 (2) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and

                 (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in die case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (c) "Distributee" includes an Employee or former Employee. In addition, the Employees or former Employee's surviving Spouse and the Employee's or former Employees Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 80

         (d) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

IN WITNESS WHEREOF, this Agreement has been executed this 31st day of May, 1994.


Signed, sealed, and delivered in the presence of:

SPONSOR:

HASTINGS BOOKS, MUSIC & VIDEO, INC.

By:      /s/ Walter McNeer
   -----------------------------------
Its:     Executive Vice President
    ----------------------------------
ATTEST:

        /s/ Steve P. Jones
--------------------------------------
Secretary


TRUSTEE:

        /s/ Susan L. Powers
--------------------------------------
Vice President & Trust Officer

Amarillo National Bank





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 81

                                 AMENDMENT ONE

                                     TO THE

                      HASTINGS BOOKS, MUSIC & VIDEO, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN


         WHEREAS, HASTINGS BOOKS, MUSIC & VIDEO, INC. (the "Employer") heretofore adopted the HASTINGS BOOKS, MUSIC & VIDEO, INC. EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan"); and

         WHEREAS, pursuant to Section 16.2 thereof the Employer reserved the right at any time to amend said Plan and desires to amend said Plan;

         NOW THEREFORE, the Plan, effective as of June 1, 1993, is hereby retroactively amended to June 1, 1993 as follows:

1. Section 2.1(15), Compensation, is hereby amended by adding the following paragraph at the end of the Section as follows:

         "For purposes of Section 6.7, Method of Allocating and Crediting Contributions and Qualifying Employer Securities Released From Collateral Suspense Accounts, Compensation does not include commissions or bonuses paid to Employees."

2. Section 6.10, Participants to Whom Employer Contributions Will Be Allocated, is hereby amended by adding the following paragraph at the end of the Section as follows:

         "A Participant whose employment is terminated before the end of a Plan Year, but after he has completed 1,000 Hours of Service for the Plan Year, shall not share in Employer contributions for the Plan Year unless by the terminated Participants not sharing in Employer contributions for the Plan Year, the Plan would fail to meet the coverage requirements of Code Section 410(b)(1) for the Plan Year, in which case members of the group of terminated Participants shall share in Employer contributions for the Plan Year as follows: the minimum number required to meet the coverage tests under Code Section 410(b)(1) based on their number of Hours of Service credited during the Plan Year, ranked in descending order. If more than one individual receives credit for the lowest number of Hours of Service for which any individual must be covered in order to meet the coverage tests (pursuant to the sentence above), then all individuals receiving credit for exactly that number of Hours of Service shall share in the allocation of Employer contributions.

         IN WITNESS WHEREOF, this instrument of amendment has been executed on this the 31st day of May, 1994, effective retroactively as provided herein, by the Employer and the Trustees.





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 82

ATTEST:                           HASTINGS BOOKS, MUSIC & VIDEO, INC.
                                  EMPLOYER


/s/ Gene P. Jones                 By:      /s/ Walter McNeer
--------------------------           ----------------------------------------


                                  TRUSTEES:


                                           /s/ Susan L. Powers
                                  -------------------------------------------
                                  Vice President & Trust officer

                                  Amarillo National Bank





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 83

                                 AMENDMENT TWO

         WHEREAS, Hastings Books, Music & Video, Inc. ("Employer") heretofore adopted the Hastings Books, Music & Video, Inc. Employees Stock Ownership Plan (the "Plan"); and

         WHEREAS, pursuant to Section 16.2 thereof the Employer reserved the right at any time to amend said Plan and desires to amend said Plan;

         NOW THEREFORE, the Plan, effective as of June 1, 1994, is hereby retroactively amended to June 1, 1994, as follows:

1. The name of the Plan shall be changed from the "Hastings Books, Music & Video, Inc. Employees Stock Ownership Plan" to the "Hastings Books, Music & Video, Inc. Associates Stock Ownership Plan."

2. Section 2.1 (15) is hereby amended by adding the following paragraph at the end of the Section as follows:

                 Notwithstanding any of the foregoing, for purposes of Section 6.7, Method of Allocating and Crediting Contributions and Qualifying Employer Securities Released From Collateral Suspense Accounts, Compensation includes only base pay and excludes commissions, bonuses, moving expenses, health club dues, and executive medical reimbursement, and other similar perquisites, however, does include in base pay amounts that have been deferred in connection with the Employer's 401(k) plan and pursuant to a cafeteria plan for medial insurance premiums or other benefit programs. For the purposes of determining Compensation, as defined herein, amounts accrued to a Participant shall be equivalent to qualifying amounts paid to a Participant hereunder.

2. Section 2.1 (55), Valuation Date, is hereby revised to the following language:

                 "January 31 of each year."

3. Section 7.10 (39) Plan Year is hereby revised to the following language:

                 "The Fiscal Year of the Plan, ending on the 31st day of January."





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 84

         IN WITNESS WHEREOF, this instrument of amendment has been executed on this the 31st day of May, 1994, effective retroactively as provided herein, by the Employer and the Trustees.


ATTEST:                           HASTINGS BOOKS, MUSIC & VIDEO, INC.
                                  EMPLOYER


    /s/ Gene P. Jones             By:   /s/ Walter McNeer
-----------------------------        -------------------------------


                                  TRUSTEES:


                                        /s/ Susan L. Powers
                                  ----------------------------------
                                  Vice President & Trust officer

                                  Amarillo National Bank





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 85

                             THIRD AMENDMENT TO THE
                      HASTINGS BOOKS, MUSIC & VIDEO, INC.
               EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT


         This Third Amendment to the Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan and Trust Agreement (the "ESOP") is hereby made
and entered into this  22nd  day of   May  , 1996, by Hastings Books, Music &
Video, Inc. (the "Employer").

                                  WITNESSETH:

         WHEREAS, the Plan was originally established effective June 1, 1993;

         WHEREAS, Section 16.2 of the Plan permits the Employer to amend the Plan at anytime; and

         WHEREAS, it is necessary to amend the Plan in order to receive a favorable determination letter from the Internal Revenue Service;

         NOW THEREFORE, the Plan is hereby amended by replacing Section 2.1(15) in its entirety with the following:

         "(15) Compensation. Includes amounts accrued to a Participant as wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer as an Employee to the extent that such amounts are includible in gross income (including but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursement or other expenses under a nonaccountable plan (as described in Section 1.62-2(c) of the Income Tax Regulations)). The term "Compensation" shall also include, in the case of a Participant who is an employee within the meaning of Section 401(c) of the Code, the Participants earned income (as described in Section 401(c)(2) of the Code) (determined without regard to any exclusions from gross income similar to those in Sections 931 and 933 of the
                 Code); any foreign earned income as defined under Section 911(b) of the Code, regardless of whether such income is excludable from the gross income of the Employee under Section 911 of the Code; amounts described in Code Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includible in the gross income of the Participant; amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that these amounts are not deductible by the Participant under Code
                 Section 217; the value of a nonqualified stock option granted to the Participant by the Employer, but only to the extent that the value of the option is includible in the gross income of the Participant for the taxable year when granted; and the amount includible in the gross income of the Participant upon





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 86
                 making an election described in Section 83(b) of the Code.
                 The term "compensation" shall exclude the following:

                 (i) other contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to that plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed;

                 (ii) Employer contributions made on behalf of a participant to a simplified employee pension plan described in Code Section 408(k) are not considered as Compensation for the taxable year in which contributed to the extent such contributions are excludable by the Participant from gross income under Code Section 408(k)(6);

                 (iii) Any distributions from a plan of deferred compensation are not considered as Compensation, regardless of whether such amounts are includible in the gross income of the Participant when distributed. However, any amounts receive d by a Participant pursuant to an unfunded nonqualified plan shall be considered as Compensation in the year such amounts are includible in the gross income of the Participant;

                 (iv) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (pursuant to Code Section 83 and regulations thereunder);

                 (v) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                 (vi) Other amounts that receive special tax benefits such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of a 403(b) annuity contract (whether or not the contributions are excludable from the gross income of the Participant).

                 Compensation for any Limitation Year is the compensation actually paid or includible in gross income during such year. For the purposes of a contribution or an allocation under the Plan based on Compensation, Compensation shall only include amounts actually paid an Employee during the period he is a Participant for services performed as a Covered Employee. Compensation, for purposes of a contribution or allocation under the Plan, shall not include wages required to be recognized by the federal government for the personal use of a Company automobile or wages paid as an automobile allowance.





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 87

                 Notwithstanding the above, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code. However, for purposes of
                 Section 6.14, in the determination of Compensation in connection with the limitation on Annual Additions under Code
                 Section 415, this paragraph should be disregarded.

                 Notwithstanding the foregoing, the annual Compensation of a Participant in excess of $200,000 shall be disregarded under the Plan. This dollar limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as provided under Section 415(d) of the Code.

                 In applying the dollar limitation provided herein, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Section 414(q)(6) of the Code because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participants spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. It as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

                 In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                 For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall means the OBRA '93 annual compensation limit set forth in this provision.

                 If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to OBRA '93 annual





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 88
                 compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                 For purposes of Section 6.7, Method of Allocating and Crediting Contributions and Qualifying Employer Securities Released From Collateral Suspense Accounts, Compensation does not include commissions or bonuses paid to Employees.

                 Notwithstanding any of the foregoing, for purposes of Section 6.7, Method of Allocating and Crediting Contributions and Qualifying Employer Securities Released From Collateral Suspense Accounts, Compensation includes only base pay and excludes commissions, bonuses, moving expense, health club dues, and executive medical reimbursement, and other similar perquisites, however, does include in base pay amounts that have been deferred in connection with the Employer's 401(k) Plan and pursuant to a cafeteria plan for medical insurance premiums or other benefit programs. For the purposes of determining Compensation, as defined herein, amounts accrued to a Participant shall be equivalent to qualifying amounts paid to a Participant hereunder.

"Section 4.4 shall be amended by replacing the Section in its entirety as follows:

         "4.4 Return of Employer Contributions. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         All contributions made pursuant to this Article IV are conditioned on deductibility of such contributions under Code Section 404 for any year is disallowed, the contribution shall be returned to the Employer within one year after disallowance of the deduction.

         If a contribution is made by an Employer by a mistake of fact, the contribution may be returned to the Employer within one year after the payment of the contribution.

         Notwithstanding the above, earnings attributable to amounts described in paragraphs two and three of this Section 4.4 shall not be returned to the Employer; losses attributable to such amounts shall reduce the amount returned."

Section 20.2(a)(2)(C) shall be amended by adding the following after the last paragraph:





--------------------------------------------------------------------------------
Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 89

         "In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than. 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall means the OBRA '93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000."

         IN WITNESS WHEREOF, Hastings Books, Music & Video, Inc. has executed this Third Amendment.

ATTEST:
                                           Hastings Books, Music & Video, Inc.


    /s/ C.W. Millikin                              /s/ Jeffery D. Sumpter
-------------------------------------      ----------------------------------
    Corporate Controller,                  Asst. Secretary, Asst. Treasurer
    Asst. Secretary, Asst. Treasurer       & Corporate Tax Manager





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Hastings Books, Music & Video, Inc. Employee Stock Ownership Plan      Page 90